UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-07925
(Investment Company Act file number)

WesMark Funds
(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor
Wheeling, WV 26003
(Address of principal executive offices)

(304) 234-9000
(Registrant’s telephone number)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2015

Item 1. Reports to Stockholders.

President’s Message

December 31, 2015 (Unaudited)
Dear Fellow Shareholders:

After enduring the first 10% selloff in over four years and increased volatility, the Standard & Poor’s 500 Index (S&P 500) ended 2015 just fractionally below where it began, down 0.7%. The price decline ends a three year period of annual advances. The addition of the dividend resulted in a positive total return of 1.38%. The number of days in which the S&P 500 rose or fell 1% or more almost doubled from 2014 and the proportion of stocks posting yearly losses increased to the highest level since 2008. The market performance was very narrow, with the 10 largest S&P 500 stocks up substantially. Without these 10 largest the Index was down. It was hard to be diversified and perform well. The Dow Jones Industrial Average declined 2.2%, while the NASDAQ Composite increased 5.7% led by Amazon, Netflix, and Facebook. As summed up in a recent report from Federated Investors, “the result was boring, the year was not”.

The domestic economy continued to grow during 2015, the sixth year of economic expansion following the severe recession. I hesitate to call the current environment a period of recovery, instead preferring to view it as continued growth. Gross Domestic Product (GDP) has increased at an approximately 2.25% annualized rate. This level of growth is considered disappointing to many but has enabled financial markets and corporate profitability to experience significant improvement. In addition, this level of expansion has resulted in inflation being lower than anticipated and allowed in the Federal Reserve to maintain its zero interest policy for a longer than expected period of time. Inflation remains subdued with little inflationary pressures apparent. At this stage of the cycle the Federal Reserve will err on the side of higher inflation; fearing deflation more than inflation. As we consider the age of the economic cycle we are frequently reminded that the cycle is indeed “old” having surpassed the average post WWII recovery period of 64 months. We do not believe that economic expansions, nor bull markets, simply die of old age. They become the victims of poor policy decisions or a high profile, hard to predict event. Given the litany of issues that were dealt with during the year, the resiliency of the markets is really quite remarkable.

In 2015, financial markets had to manage with the impact of dollar strength, declining energy markets, falling commodity prices due to weakening demand and slowing global growth, China’s economic slowdown, and the uncertainty as to the Federal Reserve’s decision to increase interest rates and the subsequent pace of future increases. These issues have carried over into 2016. Despite these headwinds, corporate profitability remains strong with operating margins, outside of the energy sector, remaining at near peak levels. Cash balances are high and debt levels have been reduced. Companies have the capacity to borrow and the low interest rate environment should provide an incentive to build and expand productive capacity. The U.S. consumer is starting the new year with low unemployment, low gasoline prices, and low interest rates. We expect that consumers will continue to buy cars and houses and that government spending will increase, all adding to growth for the year.

Employment statistics continue to show improvement with the unemployment rate ending the year at 5%. Nonfarm payrolls increased more than 2.6 million during the year and are expected to increase an additional 2.0 million in 2016. Wage growth should accelerate bringing people back into the labor markets thereby further reducing the unemployment rate. The more inclusive definition of unemployment, U-6, which includes those working part time for economic reasons and those not working but are available and want a job, should decline at a faster pace as labor markets continue to become more attractive.

Inflation remains stubbornly low with Core Personal Consumption Expenditure inflation remaining under 2%, the Federal Reserve’s target level for inflation which has not been reached since initiated in early 2012. The low level of inflation has been impacted by an overall decline in commodity prices, led by the energy sector. Oil declined more than 30% during the year as supply continued to exceed demand. The dynamics of the oil market remain uncertain as crude exports from the U.S. are set to begin after a more than 40 year hiatus and Iranian exports resume after a reduction in sanctions, both putting pressure on an already oversupplied market. Self-correcting mechanisms in the energy sector are expected to provide some price support as we move through 2016. The decline in rigs and capital expenditures, combined with rising depletion rates from existing wells, should result in an improved supply/demand balance. The low level of prices will continue to remove the marginal producers and those companies with the financial capacity to do so will benefit from acquiring assets at very attractive prices. The increased spending by the consumer due to this “energy dividend” has proven elusive as witnessed in recent retail sales numbers. Many commodities are trading at multi-year lows as demand from high growth regions, including China and India, has declined as their economies have experienced decelerating growth. The strength of the U.S. dollar has resulted in further downward pressure on commodity prices. As mentioned in the opening paragraph, expect the Fed to err on the side of higher inflation in an effort to accelerate domestic growth through this unusually long period of accommodative monetary policy.

At the December 2015 meeting, the Federal Reserve finally took the first step to move away from its zero interest rate policy that had been in place since December 2008 with an increase in the target rate to 0.25%. The Fed was very deliberate in communicating its plan for future rate increases emphasizing that increases are not expected to occur at each subsequent meeting and that they remain data dependent with a focus on the employment markets and core inflation. Based on their action, or non-action at the September 2015 meeting, we know that international financial conditions are part of the decision process. It is their intent to normalize interest rate policy over time and reach a level that is more consistent with current and expected levels of economic growth, employment, and inflation. The Fed continues to reinvest principal and maturity proceeds from its bond portfolio and is expected to continue this part of their Quantitative Easing program into 2017. We see no reason to expect that the Fed will need to reverse course, returning to a 0% target interest rate, or implement Quantitative Easing Part IV.

The Funds experienced a net outflow in 2015 after a seven year period of inflows. The Small Company Growth Fund and the Balanced Fund both experienced net inflows with the Government Bond Fund, West Virginia Municipal Fund, and Growth Fund having net outflows with industry statistics showing a similar pattern of reduction in the holdings of domestic equity funds.

Your investment in the WesMark Funds is important to us and as always we thank you for your support. We continue to invest in the resources necessary to execute a successful investment plan for all of our funds. Our investors’ continued support is instrumental to this success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA
President, WesMark Funds

Performance data quoted represents past performance which is no guarantee of future results.

www.wesmarkfunds.com

Table of Contents

December 31, 2015

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	5
Balanced Fund	7
Government Bond Fund	9
West Virginia Municipal Bond Fund	11
Small Company Growth Fund
Portfolio of Investments Summary Table	13
Portfolio of Investments	14
Growth Fund
Portfolio of Investments Summary Table	17
Portfolio of Investments	18
Balanced Fund
Portfolio of Investments Summary Table	21
Portfolio of Investments	22
Government Bond Fund
Portfolio of Investments Summary Table	27
Portfolio of Investments	28
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	33
Portfolio of Investments	34
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	59
Shareholder Expense Example	60
Board of Trustees and Trust Officers	61
Additional Information	63
Glossary of Terms	64

December 31, 2015 » Annual Report

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2015 (Unaudited)

For the full year, the WesMark Small Company Growth Fund posted  a  total return of ‐2.87%, compared to the Russell 2000 Index of ‐4.41%, and the Lipper Small‐Cap  Core  Fund  category  return  of  ‐5.14%. Over the same period, the S&P 500 was up 1.38% on a total  return  basis. Over the past three years, the WesMark Small Company Growth Fund earned a total return of 11.9%, versus 11.7% and 10.5% for the Russell 2000 Index and Lipper Small‐Cap  Core Fund, respectively.

Within the small cap asset class positive returns were elusive, with a number of headwinds throughout much of the year. During the first half of 2015, equity markets posted solid returns, and the Russell 2000 Index rose nearly 8.0%. However, as economic data from the U.S. began to suggest that growth was moderating the third quarter and the Federal Reserve started to have earnest discussions about increasing short‐term rates, market sentiment declined. As a result,  the  Russell  2000  Index dropped nearly 16.5% from its recent peak. Our above long‐term average holding in cash and sector positioning  allowed  us  to  sidestep  some  of  the  decline  ending  September  with  returns that were slightly above the benchmark. At the start of the  third quarter the Russell 2000 Index rallied, gaining 11.0% from the  recent  bottom.  However,  the  WesMark Small Company Growth Fund did not fully participate in the rally. At that time, we felt that valuations were above long‐term  averages  and  market  sentiment  was  overly  optimistic.  Once  again,  slowing  domestic  economic  growth and fears of a dramatic slowdown in China resulted in a nearly 5.6% sell off in the Russell 2000 Index to end the year. During the period, we lowered our cash holdings to more in line with our long‐term average, using the sell off to help reposition the holdings  and move into areas that we expect will do well in 2016.

From a sector perspective, returns were mixed as well. The S&P 600  Health Care Index was up 20.4% for 2015, while the S&P 600 Energy  Index dropped 47.7% over the same period. For the year, only three  of  the ten sectors  posted  positive  returns and only one was up double digits. Meanwhile, two S&P 600 sectors were down by more than 25.0% and the S&P 600 Consumer Discretionary Index and S&P 600 Telecommunications Index were down 9.6% and 9.0%, respectively. As a result, sector selection was as important as stock selection.

The Fund’s relative performance for the period was affected by both  sector  allocation decisions and stock selection. During 2015, we were consistently overweight the Industrial sector but to a lesser extent than in prior years. As energy prices dropped further in 2015, we began to move away from energy focused Industrial names, instead focusing on those names with strong domestic end markets. The decision to be overweight the space did not help performance as the S&P 600 Industrial Index was ‐6.3% for the year. In addition,  our holdings were ‐9.7% for the period as slowing domestic growth  affected  the  entire  group.  However,  one‐third  of  our  Industrial  holdings  managed  to  report  positive  returns,  led  by  Lennox  International,  Sharps  Compliance  and  Masco,  up 33.0%, 30.3% and 29.7%, respectively. We will continue to monitor our sector decisions over the next year, particularly given world economic growth projections.

In contrast, our allocation to the Healthcare sector helped performance during the year, yet our stock selection was not as strong. Through our analysis, the bulk of the gains early on in 2015 were led by new product development or merger and acquisition activity, largely in the biotech space. In our view valuations were becoming stretched, with earnings and free cash flow growth becoming transitory. The S&P 600 Health Care sector was up 20.4% for the year, while our holdings were up 3.7%. Nearly 60% of our holdings were positive for the year, led by Neurocrine Biosciences, Salix Pharmaceuticals, and Prestige Brands Holdings, up 153.1%, 50.1%, and 47.7%, respectively. Several companies in this sector received buyout offers, which aided performance in 2015. Meanwhile, our decision to invest in hospitals and surgery centers based on projected increases in patient volumes hurt performance as those expectations proved too optimistic.

The S&P 600 Information Technology sector was the second best in terms of sector performance, up 4.1%, and the best in terms of our holdings performance. Our slight underweight in the Fund to the benchmark detracted from overall performance. Our holdings rose 11.4%, led by Heartland Payments Services, up 76.8%. Heartland Payment Services received a merger offer from a competitor in the final three months of the year, boosting the price by 50.7% during this period. In addition, Integrated Device Technology and J2 Global posted solid returns, up 42.8% and 35.1%, respectively.

During the year, we made a conscious effort to increase our exposure to the consumer. In our view, the decline in energy prices combined with the improving labor markets should have provided a strong catalyst for a number of these industries. In addition, improvements in wage growth and consumer’s  balance  sheets  would  have  supported  existing  spending  habits.  As  a  result,  we  moved  to  an  overweight  in  the  Consumer  Discretionary  sector  within the year, and while the sector reported weak return our stock  selection  was  accretive  to  performance.  For  the  year,  our  holdings  were up 10.5%; led by Lithia Motors, Jarden Corp, and Foot Locker,  up  23.9%,  19.1%,  and  17.7%,  respectively.  In  total  these  holdings  accounted for 10% of the overall value of the Fund and helped offset  poor  performance  of  the  other  names  in  this  sector.  Jarden  Corp  also received a merger offer from a competitor boosting the price by 22.4%  in the final month of the year. In contrast, our holdings in the  Consumer Staples sector were a drag on overall performance. The  decision to focus on healthier and organic food retailers resulted in  losses. Valuations appeared reasonable given their expected growth  rates;  however,  as  growth  rates  slowed  and  competition  from  traditional food retailers strengthened these companies sold off. Our  sole  positive  return  in  the  space  was  Whitewave  Foods,  up  11.2%  for 2015.

The  largest  detraction  to  performance was the Fund’s  exposure  to  the Energy sector. Our decision to have a slight underweight to the  benchmark  was  driven  in  part  to  our  research  into  commodity  declines,  the  affects  on  service  and  equipment  providers,  and  the  time  necessary  for  recovery  in  capital  and  exploration  and  production  spending.  Our  work  showed  that  commodity  price  stability and modest recovery is needed before companies begin to reengage production and exploration efforts. During the first half of  2015,  the price of crude oil reported modest gains, while natural gas  prices  were  largely  unchanged.  However,  compared  to  where  they  were over the past several years they remained well below the highs. The continued build in domestic inventories combined with other producers coming into the market, OPEC’s  refusal  to  cut  production,  and  China’s  economic  slowdown  resulted  in  energy  prices dropping further in the second half of the year. The result was  a  nearly  50%  decline  for  the  sector  during  2015;  yet,  our  holdings  were  down  only  0.7%.  Our  single  exploration  and  holding  position  for much of the year, was down less than its peers and was offset by  our  refining  exposure.  Tesoro  Corp  was  up  44.6%  for  the  year  as  gasoline demand remained strong and operating margins were able  to expand given the decline in crude oil.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2015 (Unaudited)	WesMark Small Company Growth Fund

Our  top  ten  holdings  accounted  for  32.8%  of  the  overall  market value of the Fund. The average performance for these holdings was strong  for  2015, up a weighted average of 7.3%. In our earlier discussion, we detailed returns for Lennox International, Lithia Motors, Foot Locker Inc., Heartland Payments, and Prestige Brands Holdings. Our remaining positive returns from the companies in the top ten include Hexcel Corp +12.8% and Allegiant Travel +13.4%. Two of our top ten holdings, Moog Inc. and ITC Holdings, posted declines of 18.2% and 0.9%, respectively during 2015.

Also see Glossary of Terms on page 64.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2015	3

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2015 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Growth Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2005  to  December 31, 2015, compared to the Russell 2000® Index (“Russell  2000®”)**  and  the  Lipper  Small  Cap  Core  Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2015

1 Year	5 Years	10 Years
‐2.87%	7.87%	7.14%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000®  Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2015 (Unaudited)	WesMark Growth Fund

The WesMark Growth Fund provided a total return of -1.94% for the year ended December 31, 2015, as compared to the Lipper Large-Cap Core Funds Average of -0.55%, placing the Fund in the third quartile of the Lipper Large-Cap Core Funds peer group, out of a universe of 876 funds. The equity markets saw a narrowing in breadth during the year as a few large companies drove the returns for the markets. The Standard & Poor’s 500 (S&P 500), a capitalization weighted index representing all major industries, had a total return in 2015 of 1.38%, consisting of a price decline of -0.73% and a yield of 2.11%. The growth component of the Index significantly outperformed the value component. The 10 largest stocks in the Index increased 16.5% while the average price change of all of the stocks was -3.73%. There were 215 issues up, 282 issues down, and 7 unchanged. A diversified portfolio was a negative factor during the year but remains a required element of a portfolio as we strive to control specific risk through the process of diversification.

During the first half of the year, the domestic equity markets fluctuated in a fairly narrow range with brief periods of advance followed by decline. Increased volatility was apparent as the markets struggled with the effects of declining oil prices, the strength of the dollar, and the cause of declining interest rates while closely watching the Fed for signs of a shift in monetary policy. As the third quarter progressed, investors became more concerned with the outlook for China and the impact a mid-single digit growth rate would have on commodity prices and the economies of emerging markets whose growth has been highly dependent on China. The market, as measured by the S&P 500, subsequently declined 11% led by those sectors most exposed to commodity prices. The remaining months of the year brought a recovery of 11% as the U.S. economy continued to show signs of improvement and the conclusion that, although uncertainty exists, China would not cause a global recession. The uncertainty throughout the year was palpable and led to increased volatility, investor fatigue, and a price change of near zero percent.

The Fund’s largest positive contribution to performance came from the Healthcare and Consumer Discretionary sectors, which represented 21.5% and 16.0% of the portfolio, respectively. Healthcare’s total return was 7.8% led by Regeneron Pharmaceuticals, a biopharmaceutical company with a focus on diseases of the eye; Aetna Inc., a healthcare benefits company; and Quintiles Transnational Holdings, a pharmaceutical development and outsourcing company. Within Consumer Discretionary strong performance was seen from Amazon.Com, with a price increase of more than 100%; Delphi Automotive, a major supplier of electronic components to the auto industry advancing 19.3%; and Walt Disney advancing 12.9% on the strength of studio entertainment overcoming the uncertainty in the broadcast segment. Disappointing results from Consumer Discretionary component Macy’s was the consequence of a subdued holiday shopping season and the continued shift by the consumer to internet shopping. This also had a negative impact on Fund holding Williams Sonoma Inc.

Information Technology was the Fund’s largest sector allocation and underperformed the S&P 500 Information Technology Index due primarily to the Fund’s investment in semiconductors. Overall, performance in this sector was mixed with some very positive returns from Avago Technologies, Broadcom Corp., and Alphabet Inc., offset by declines in Applied Materials, F5 Networks, and Qualcomm Inc.

The portfolio’s Energy allocation was lowered during the year as positions were reduced or eliminated and as the relative price performance of the segment was negative. The portfolio’s strong relative sector price performance, although negative, was driven by the investment in refining and marketing.

Merger and acquisition activity increased during the year with the portfolio benefitting from a number of announced or completed transactions.

The Fund was the beneficiary of many successful investments offset by those that did not meet performance expectations. In reviewing the list of returns by asset, the volatility during the year becomes even more apparent with more than one-half of the Fund’s holding having double digit price changes, both negative and positive, during the year.

Also see Glossary of Terms on page 64.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 291 out of 516, 621 out of 708, 406 out of 793, and 586 out of 876 as of 12/31/15 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2015	5

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2015 (Unaudited)

GROWTH of $10,000 invested in WesMark Growth Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2005 to December 31, 2015, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2015

1 Year	5 Years	10 Years
-1.94%	8.98%	6.17%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**
The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2015 (Unaudited)	WesMark Balanced Fund

The WesMark Balanced Fund provided a total return of -1.94% for the twelve month period ended December 31, 2015, as compared to the Lipper Balanced Fund Average of -1.45%, placing the Fund in the third quartile for the year, out of a universe of 645 funds. The Fund seeks to provide more stable returns over time by allocating its assets among fixed income and equity securities. The asset allocation at year end was 39.6% fixed income, 1.0% preferred equity, 56.5% common equity, and 2.9% cash equivalents. The Fund continued to maintain a relatively short fixed income structure with a modified duration of 4.94 years. The overall quality rating of the fixed income portfolio has been maintained with a Moody’s rating of Aa3 and S&P rating of AA. Investment grade debt outperformed non-investment grade debt as investors reduced risk in their fixed income portfolio, especially in response to financial stress in the energy sector.

Approximately 55% of the fixed income portfolio is in Federal and state debt obligations. The allocation to fixed income was increased during the year as there were fewer opportunities for equity income given the deterioration of many of the higher yielding energy equities.

Fixed income returns were near zero for the year with municipal debt providing the highest return of the sectors represented in the portfolio followed by corporate and government debt. The portfolio’s municipal and taxable bond sectors both outperformed their Lipper benchmarks for the year. The municipal sector’s return was 3.0% compared to the Lipper Short/Intermediate Muni Debt Fund return of 1.0%. The taxable bond sector’s return was 2.7% compared to the return of the Lipper Core Bond Funds Index of 0.3%. Continued uncertainty regarding the timing and degree of interest rate increases by the Federal Reserve proved to be a headwind for the fixed income market during the year. Periodic concerns regarding low inflation and the Fed’s inability to drive inflation higher kept interest rates from moving higher.

The equity markets saw a narrowing in breadth during the year as a few large companies drove the returns for the markets. The Standard & Poor’s 500 (S&P 500), a capitalization weighted index representing all major industries, had a total return in 2015 of 1.38%, consisting of a price decline of -0.73% and a yield of 2.11%. The growth component of the Index significantly outperformed the value component, the focus of the Balanced Fund’s equity exposure. The 10 largest stocks in the Index increased 16.5% while the average price change of all of the stocks was -3.73%. There were 215 issues up, 282 issues down, and 7 unchanged. A diversified portfolio was a negative factor during the year but remains a required element of a portfolio as we strive to control specific risk through the process of diversification.

During the first half of the year, the domestic equity markets fluctuated in a fairly narrow range with brief periods of advance followed by decline. Increased volatility was apparent as the markets struggled with the effects of declining oil prices, the strength of the dollar, and the cause of declining interest rates while closely watching the Fed for signs of a shift in monetary policy. As the third quarter progressed, investors became more concerned with the outlook for China and the impact a mid-single digit growth rate would have on commodity prices and the economies of emerging markets whose growth has been highly dependent on China. The market, as measured by the S&P 500, subsequently declined 11% led by those sectors most exposed to commodity prices. The remaining months of the year brought a recovery of 11% as the U.S. economy continued to show signs of improvement and the conclusion that, although uncertainty exists, China would not cause a global recession. The uncertainty throughout the year was palpable and led to increased volatility, investor fatigue, and a price change of near zero percent.

The portfolio’s equity allocation provided a return of -3.5% for the year compared to the Lipper Large Cap Core Index of -0.7% and the S&P 500 Value Index of -3.13%. The largest equity allocation was in the Financial sector with a 10.0% portfolio allocation and a 17.7% allocation within the equity sector. The sector performed in line with the S&P 500 Index. Top performers included JPMorgan Chase & Co., PNC Financial Services Group, and real estate investment trust National Retail Properties Inc. Insurer and financial services company Prudential Financial Inc. lagged its peer group. Other sectors of note included the 8.3% portfolio allocation to Information Technology and 6.8% to Consumer Staples. Security selection was a negative in Information Technology with Applied Materials and IBM Corp. experiencing double digit declines offset in part by a strong contribution from Microsoft Corp. The technology industry continues to experience significant change and many leaders of years past have been absent from a leadership role. While the S&P 500 Energy sector realized a decline of 21.1% the portfolio benefited from the investment in refining through Marathon Petroleum and Valero Energy. Those companies with exposure to energy, mining, and industrial raw materials struggled during the year as selling prices were depressed and recovery was pushed farther into the future. These companies also felt the impact of the strong dollar. Consumer Staples and Healthcare provided strong relative and absolute performance providing a safe haven for investors seeking strong cash flow, solid balance sheets, and a stable earnings outlook.

Also see Glossary of Terms on page 64.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 122 out of 400, 244 out of 552, 324 out of 603, and 449 out of 645 as of 12/31/15 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2015	7

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2015 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2005 to December 31, 2015, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2015

1 Year	5 Years	10 Years
-1.94%	6.41%	5.57%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***
The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†
The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2015 (Unaudited)	WesMark Government Bond Fund

The WesMark Government Bond Fund provided a total return of 0.81% for the calendar year 2015. The Lipper General U.S. Government Fund category’s return was 0.29% for the same period. The duration of the securities held in the Fund was 4.35 years on December 31, 2015, versus 3.95 years on December 31, 2014. The 30-day SEC yield on the fund as of December 31, 2015 was 1.40% compared to 1.47% on December 31, 2014. The distribution yield was 1.71% on December 31, 2015 as compared to 1.73% on December 31, 2014.

During the year, the rate of inflation experienced a more modest increase as compared to the previous year. The Consumer Price Index increased 0.7% in calendar year 2015 as compared to 0.8% in 2014. Core prices, which exclude food and energy, increased 2.1% in the period. Energy prices declined 12.6% while food prices increased 0.8% in 2015. The Federal Reserve’s preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator increased 1.4% through December 2015.

For 2015, non-farm payrolls increased an average of 221,000 per month with an unemployment rate at the end of the report period of 5.0% as compared to the 5.6% reported in December 2014. The median duration of unemployment was 10.5 weeks in the report period as compared to 12.6 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part-time workers seeking full time work, was 9.9% at the end of the report period as compared to 11.2% at the end of the previous report period. The labor participation rate ended 2015 at 62.6%, compared to 62.7% at the end of the prior report period. Real average hourly earnings increased 2.5% in the period as compared to 1.0% in the prior period. For 2015, the Gross Domestic Product increased 2.4% on a quarter over quarter basis after a 2.60% quarter over quarter increase in 2014. On average for 2015, retail sales increased 2.2% year-over-year while gasoline prices declined 14.6% year-over-year. The ISM Manufacturing Index ended 2015 at 48.2 compared to 55.1 at the end of the prior reporting period. The ISM Non-Manufacturing Index ended the year at 55.3 compared to 56.5 at the end of the prior year. For the ISM Indexes, levels above 50 indicate expansion while levels below 50 indicate contraction.

Consistent with its statutory mandate, the Federal Open Market Committee (Committee) seeks to foster maximum employment and price stability. Taking into account domestic and international developments, the Committee indicated with gradual adjustments in the stance of monetary policy, economic activity will continue to expand at a moderate pace, labor markets will continue to strengthen and inflation is expected to rise to their 2.0% objective. Given this economic outlook, at the October 2015 meeting, the Committee raised the forecast range for the federal funds rate to 0.25% to 0.50% and increased the discount rate to 1.0% from 0.75%.

The Committee maintained its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and of rolling over maturing Treasury securities.

The yield on the 10-year U.S. Treasury Note was relatively unchanged during the year, having begun 2015 at 2.17% and ended the report period at 2.27%. The spread between the 2-year U.S. Treasury Note and the 10-year U.S. Treasury Note was 150 basis points at the beginning of the report period and was 122 basis points at the end of the report period. The 2-year U.S. Treasury increased 38 basis points in yield during the period while the 10-year U.S. Treasury increased 10 basis points in yield during the report period, resulting in a flattening of the yield curve. Short-term interest rates increased during the period in anticipation of accelerated interest rate increases by the Federal Reserve. The relatively modest increase in yield on the 10-year US Treasury during the period was tempered as declining commodity prices, an oil glut, quantitative easing by the European Central Bank (ECB), China’s economic slowdown and currency devaluation, and weaker than expected global growth led investors to the safe haven of US Treasury securities.

Mortgage Securities guaranteed by Fannie Mae and Freddie Mac represented 68.2% of the fund on December 31, 2015 as compared to 66.9% of the fund on December 31, 2014. Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 17.6% of the portfolio which Collateralized Mortgage Obligations (CMOs) comprised 50.56%. The average interest rate for the mortgage pools was 3.5% while the average interest rate for the CMOs was 2.2%. Federal Agency Securities and U.S. Treasury Securities accounted for 5.3% and 4.5% respectively. Taxable Municipal Bonds represented 19.9% of the fund. Of the Taxable Municipal Securities, 63.1% were callable. The average interest rate of the Taxable Municipal Bond Securities was 5.1% on December 31, 2014.

The portfolio’s allocation to mortgage securities enhanced its performance as mortgage securities were the top performing fixed income asset class in 2015.

The net investment income dividend per share for 2015 was $0.1716 as compared to $0.1771 in 2014.

Also see Glossary of Terms on page 64.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2015	9

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2015 (Unaudited)

GROWTH of $10,000 invested in WesMark Government Bond Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2005 to December 31, 2015, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2015

1 Year	5 Years	10 Years
0.81%	1.79%	3.23%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**
The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2015 (Unaudited)	WesMark West Virginia Municipal Bond Fund

The WesMark West Virginia Municipal Bond Fund had a total return of 2.14% for the calendar year 2015. The funds’ peer benchmark, the Lipper Intermediate Municipal Debt Fund’s return was 2.26% for the same period. The duration of the fund was 4.84 years as of December 31, 2015 compared to 4.95 years as of December 31, 2014. The net investment income dividend (excluding capital gain distributions) was $0.24 per share for the report period compared to $0.25 per share for the prior year report period. Approximately 92.18% of the dividend was derived from West Virginia Municipal Securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to Alternative Minimum Tax. At the end of the report period 72.62% of the portfolio securities were rated BBB or higher with 14.01% rated AAA by S&P.

In 2015 there were 34 negotiated new bond issues of West Virginia Municipal Debt Securities as compared to 27 in 2014. West Virginia had 6 competitive new debt issues in 2015 compared to one in 2014. In April 2015 the state of West Virginia issued 134 million of General Obligation Bonds, the first such issuance by the state in almost a decade. With the limited scale of new issuance and disproportionate demand, West Virginia Municipal Securities did not experience the dramatic price volatility as more leveraged state’s municipal debt securities. The state of West Virginia General Obligation Bonds retained their Aa1 rating by Moody’s and AA by S&P, unchanged from the previous year. The state of West Virginia ended the report period with an unemployment rate of 6.5%, which is the same as the prior year reporting period.

The credit quality of municipal securities (excluding Puerto Rico) has improved as the US economy has extended its slow economic recovery within the report period. Municipal Market Advisors (MMA) data concludes that 55 municipal issuers had filed notice of payment default in 2015 down from 62 in 2014.

During the report period, the rate of inflation experienced a more modest increase as compared to the previous report period. The Consumer Price Index increased 0.7% in calendar year 2015 as compared to 0.8% in 2014. Core prices, which exclude food and energy, increased 2.1% in the period. Energy prices declined 12.6% while food prices increased 0.8% in 2015. The Federal Reserve’s preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator increased 1.3% through November 2015.

For 2015, non-farm payrolls increased an average of 221,000 per month with an unemployment rate at the end of the report period of 5.0% as compared to the 5.6% reported in December 2014. The median duration of unemployment was 10.5 weeks in the report period as compared to 12.6 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part-time workers seeking full time work, was 9.9% at the end of the report period as compared to 11.2% at the end of the previous report period. The labor participation rate ended 2015 at 62.6%, compared to 62.7% at the end of the prior report period. Real average hourly earnings increased 2.5% in the period as compared to 1.0% in the prior period. For 2015, the Gross Domestic Product increased 2.4% on a quarter over quarter basis after a 2.60% quarter over quarter increase in 2014. On average for 2015, retail sales increased 2.2% year-over-year while gasoline prices declined 14.6% year-over-year. The ISM Manufacturing Index ended 2015 at 48.2 compared to 55.1 at the end of the prior reporting period. The ISM Non-Manufacturing Index ended the year at 55.3 compared to 56.5 at the end of the prior year. For the ISM Indexes, levels above 50 indicate expansion while levels below 50 indicate contraction.

Consistent with its statutory mandate, the Federal Open Market Committee (Committee) seeks to foster maximum employment and price stability. Taking into account domestic and international developments, the Committee indicated with gradual adjustments in the stance of monetary policy, economic activity will continue to expand at a moderate pace, labor markets will continue to strengthen and inflation is expected to rise to their 2.0% objective. Given this economic outlook, at the October 2015 meeting, the Committee raised the forecast range for the federal funds rate to 0.25% to 0.50% and increased the discount rate to 1.0% from 0.75%. The Committee maintained its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and of rolling over maturing Treasury securities.

The yield on the 10-year U.S. Treasury Note was relatively unchanged during the year, having begun 2015 at 2.17% and ended the report period at 2.27%. The spread between the 2-year U.S. Treasury Note and the 10-year U.S. Treasury Note was 150 basis points at the beginning of the report period and was 122 basis points at the end of the report period. The 2-year U.S. Treasury increased 38 basis points in yield during the period while the 10-year U.S. Treasury increased 10 basis points in yield during the report period, resulting in a flattening of the yield curve. Short-term interest rates increased during the period in anticipation of accelerated interest rate increases by the Federal Reserve. The relatively modest increase in yield on the 10-year US Treasury during the period was tempered as declining commodity prices, an oil glut, quantitative easing by the ECB, China’s economic slowdown and currency devaluation, and weaker than expected global growth led investors to the safe haven of US Treasury securities.

With the yield curve flattening during the period, as short-term interest rates increased to a greater degree than longer term interest rates, the net asset value of the fund had minimal price volatility. The net asset value per share of the WesMark West Virginia Municipal Bond Fund ended 2015 at $10.57 compared to $10.59 at the beginning of the year.

Also see Glossary of Terms on page 64.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2015	11

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2015 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund
The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2005 to December 31, 2015, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2015

1 Year	5 Years	10 Years
2.14%	3.63%	3.29%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.06%
Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.96%
The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2016; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**
The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

12	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2015 (Unaudited)	WesMark Small Company Growth Fund

At December 31, 2015, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	93.2%
EXCHANGE-TRADED FUNDS (ETFs)	2.8%
OTHER ASSETS AND LIABILITIES - NET(3)	2.1%
SHORT-TERM INVESTMENTS (2)	1.9%
TOTAL PORTFOLIO	100.0%

At December 31, 2015, the Fund’s Sector Composition(4) was as follows:

Sector Composition of Common Stocks and Sector ETFs	Percentage of Common Stocks and Sector ETFs
Industrials	24.1%
Consumer Discretionary	14.9%
Information Technology	13.5%
Financials	13.3%
Health Care	11.9%
Consumer Staples	7.2%
Utilities	3.1%
Energy	3.0%
Other (non-sector based ETFs)	2.8%
Materials	2.2%
Equity Portfolio Sub-Total	96.0%
Short-Term Investments(2)	1.9%
Other Assets and Liabilities - Net(3)	2.1%
Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund's adviser.

Annual Report | December 31, 2015	13

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2015

Shares/Principal Amount		Value
COMMON STOCKS-93.2%
CONSUMER DISCRETIONARY-14.9%
	Apparel Retail-3.6%
51,600	Foot Locker, Inc.	$3,358,644

	Auto Parts & Equipment-0.8%
11,842	Motorcar Parts of America, Inc.(1)	400,378
9,798	Standard Motor Products, Inc.	372,814
		773,192
	Automotive Retail-5.5%
13,972	Asbury Automotive Group, Inc.(1)	942,272
13,462	CST Brands, Inc.	526,903
33,895	Lithia Motors, Inc., Class A	3,615,579
		5,084,754
	Computer & Electronics Retail-0.2%
6,700	GameStop Corp., Class A	187,868

	Home Furnishings-1.1%
34,563	Ethan Allen Interiors, Inc.	961,543

	Housewares & Specialties-2.4%
38,386	Jarden Corp.(1)	2,192,608

	Restaurants-1.3%
4,450	Buffalo Wild Wings, Inc.(1)	710,443
16,876	Zoe's Kitchen, Inc.(1)	472,190
		1,182,633
TOTAL CONSUMER DISCRETIONARY		13,741,242

CONSUMER STAPLES-7.2%
	Brewers-1.9%
8,868	Boston Beer Co., Inc., Class A(1)	1,790,538

	Food Retail-0.9%
4,751	Casey's General Stores, Inc.	572,258
10,500	Fresh Market, Inc.(1)	245,910
		818,168
	Household Products-2.0%
17,927	Spectrum Brands Holdings, Inc.	1,824,969

	Packaged Foods & Meats-1.9%
45,189	WhiteWave Foods Co.(1)	1,758,304

	Personal Products-0.5%
5,971	Edgewell Personal Care Co.	467,947

TOTAL CONSUMER STAPLES		6,659,926

ENERGY-3.0%
	Oil & Gas Exploration & Production-1.6%
41,163	Carrizo Oil & Gas, Inc.(1)	1,217,601
10,923	Gulfport Energy Corp.(1)	268,378
		1,485,979
Oil & Gas Refining & Marketing-1.4%
11,978	Tesoro Corp.	1,262,122

TOTAL ENERGY		2,748,101

FINANCIALS-13.3%
Asset Management & Custody Banks-2.4%
13,415	Eaton Vance Corp.	435,048
40,440	Federated Investors, Inc., Class B	1,158,606
38,635	WisdomTree Investments, Inc.	605,797
		2,199,451
Consumer Finance-0.9%
25,121	PRA Group, Inc.(1)	871,447

	Investment Banking & Brokerage-2.3%
4,500	Evercore Partners, Inc., Class A	243,315
45,541	Stifel Financial Corp.(1)	1,929,117
		2,172,432
Property & Casualty Insurance-1.6%
19,500	Allied World Assurance Co. Holdings AG	725,205
20,000	First American Financial Corp.	718,000
		1,443,205
Regional Banks-5.8%
28,441	Associated Banc-Corp.	533,269
19,000	Banner Corp.	871,340
105,000	Cardinal Financial Corp.	2,388,750
31,300	Fulton Financial Corp.	407,213
61,502	TCF Financial Corp.	868,408
13,147	Trustmark Corp.	302,907
		5,371,887
Reinsurance-0.3%
5,300	Validus Holdings, Ltd.	245,337

TOTAL FINANCIALS		12,303,759

HEALTH CARE-11.9%
Biotechnology-0.3%
2,000	Medivation, Inc.(1)	96,680
2,500	Neurocrine Biosciences, Inc.(1)	141,425
		238,105
Health Care Equipment-2.5%
25,000	Analogic Corp.	2,065,000
11,049	SurModics, Inc.(1)	223,963
		2,288,963
Health Care Facilities-0.6%
7,540	Amsurg Corp.(1)	573,040

Health Care Services-0.6%
62,000	Sharps Compliance Corp.(1)	539,400

Health Care Supplies-2.3%
13,000	Align Technology, Inc.(1)	856,050

14	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
Health Care Supplies-2.3%
23,000	Neogen Corp.(1)	$1,299,960
		2,156,010
Life Sciences Tools & Services-2.4%
3,200	ICON PLC(1)	248,640
28,290	PAREXEL International Corp.(1)	1,927,115
		2,175,755
Pharmaceuticals-3.2%
16,352	Catalent, Inc.(1)	409,291
50,417	Prestige Brands Holdings, Inc.(1)	2,595,467
		3,004,758
TOTAL HEALTH CARE		10,976,031

INDUSTRIALS-24.1%
Aerospace & Defense-7.0%
74,350	Hexcel Corp.	3,453,557
48,941	Moog, Inc., Class A(1)	2,965,825
		6,419,382
Airlines-3.1%
17,000	Allegiant Travel Co.	2,853,110

Building Products-5.9%
44,987	AAON, Inc.	1,044,598
28,981	Lennox International, Inc.	3,619,727
27,000	Masco Corp.	764,100
		5,428,425
Construction & Engineering-2.1%
95,787	Quanta Services, Inc.(1)	1,939,687

Diversified Support Services-0.4%
3,829	UniFirst Corp.	398,982

Electronics-1.7%
18,000	OSI Systems, Inc.(1)	1,595,880

Office Services & Supplies-0.8%
50,621	Steelcase, Inc., Class A	754,253

	Trading Companies & Distributors-2.0%
24,666	United Rentals, Inc.(1)	1,789,271

Trucking-1.1%
18,411	Ryder System, Inc.	1,046,297

TOTAL INDUSTRIALS		22,225,287

INFORMATION TECHNOLOGY-13.5%
Application Software-1.5%
10,000	Bottomline Technologies (de), Inc.(1)	297,300
27,500	NetScout Systems, Inc.(1)	844,250
7,100	PTC, Inc.(1)	245,873
		1,387,423
Computer Hardware-0.4%
14,116	NCR Corp.(1)	345,277

	Data Processing & Outsourced Services-4.4%
28,800	Heartland Payment Systems, Inc.	2,730,816
30,000	Syntel, Inc.(1)	1,357,500
		4,088,316
	Electronic Manufacturing Services-0.7%
30,000	Benchmark Electronics, Inc.(1)	620,100

Internet Software & Services-1.2%
4,100	IAC/InterActiveCorp	246,205
10,000	j2 Global, Inc.	823,200
		1,069,405
Semiconductor Equipment-2.5%
84,573	Teradyne, Inc.	1,748,124
30,000	Ultratech, Inc.(1)	594,600
		2,342,724
Semiconductors-1.3%
4,800	First Solar, Inc.(1)	316,752
34,093	Integrated Device Technology, Inc.(1)	898,351
		1,215,103
Systems Software-0.6%
16,500	Qualys, Inc.(1)	545,985

Technology Distributors-0.9%
9,232	SYNNEX Corp.	830,234

TOTAL INFORMATION TECHNOLOGY		12,444,567

MATERIALS-2.2%
Forest Products-1.7%
87,405	Louisiana-Pacific Corp.(1)	1,574,164

Paper Products-0.5%
22,182	PH Glatfelter Co.	409,036

TOTAL MATERIALS		1,983,200

UTILITIES-3.1%
Electric Utilities-3.1%
73,500	ITC Holdings Corp.	2,884,875

TOTAL UTILITIES		2,884,875

TOTAL COMMON STOCKS (Cost $54,422,263)		85,966,988

EXCHANGE TRADED FUNDS-2.8%
14,689	iShares® Russell 2000® ETF	1,652,660
6,678	iShares® Russell 2000® Growth ETF	930,980

Annual Report | December 31, 2015	15

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2015

Shares/Principal Amount		Value

TOTAL EXCHANGE TRADED FUNDS (Cost $1,938,612)		$2,583,640

SHORT TERM INVESTMENTS-1.9%
Mutual Funds-1.9%
1,772,079	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	1,772,079

TOTAL SHORT TERM INVESTMENTS (Cost $1,772,079)		1,772,079

TOTAL INVESTMENTS-97.9% (Cost $58,132,954)		90,322,707
OTHER ASSETS AND LIABILITIES-NET(2)-2.1%		1,932,023
NET ASSETS-100.0%		$92,254,730

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2015.

The following acronyms are used throughout this portfolio:

AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	-	Exchange Traded Fund.
Ltd.	-	Limited.
PLC	-	Public Limited Co.

See Notes to Financial Statements which are an integral part of the Financial Statements.

16	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2015 (Unaudited)	WesMark Growth Fund

At December 31, 2015, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	98.1%
EXCHANGE-TRADED FUNDS	1.3%
SHORT-TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.1%
TOTAL PORTFOLIO	100.0%

At December 31, 2015, the Fund's Sector Composition(4) was as follows:

Sector Composition of Common Stocks and Sector ETFs	Percentage of Common Stocks and Sector ETFs
Information Technology	24.0%
Health Care	21.7%
Consumer Discretionary	15.9%
Financials	13.3%
Industrials	13.1%
Consumer Staples	5.2%
Energy	3.1%
Materials	1.8%
Other (non-sector based ETFs)	1.3%
Equity Portfolio Sub-Total	99.4%
Short-Term Investments (2)	0.5%
Other Assets and Liabilities - Net (3)	0.1%
Total	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund's adviser.

Annual Report | December 31, 2015	17

Portfolio of Investments

WesMark Growth Fund	December 31, 2015

Shares/Principal Amount		Value
COMMON STOCKS‐98.1%
CONSUMER DISCRETIONARY‐15.9%
Apparel Retail‐1.1%
50,000	TJX Cos., Inc.	$3,545,500

Auto Parts & Equipment‐2.6%
100,000	Delphi Automotive PLC	8,573,000

Automobile Manufacturers‐0.5%
14,000	Toyota Motor Corp., Sponsored ADR	1,722,560

Broadcasting‐1.4%
100,000	CBS Corp., Class B	4,713,000

Department Stores‐1.3%
125,000	Macy's, Inc.	4,372,500

Home Building‐2.1%
60,000	Lennar Corp., Class A	2,934,600
125,000	Toll Brothers, Inc.(1)	4,162,500
		7,097,100
Home Furnishings‐1.1%
20,000	Mohawk Industries, Inc.(1)	3,787,800

Homefurnishing Retail‐0.7%
40,000	Williams‐Sonoma, Inc.	2,336,400

Hotels, Resorts & Cruise Lines‐0.5%
25,000	Marriott International, Inc., Class A	1,676,000

Internet Retail‐2.1%
10,350	Amazon.com, Inc.(1)	6,995,461

Movies & Entertainment‐2.5%
80,000	Walt Disney Co.	8,406,400

TOTAL CONSUMER DISCRETIONARY		53,225,721

CONSUMER STAPLES‐5.2%
Distillers & Vintners‐1.3%
30,000	Constellation Brands, Inc., Class A	4,273,200

Drugs Retail‐2.9%
100,000	CVS Health Corp.	9,777,000

Food Retail‐1.0%
75,000	Mondelez International, Inc., Class A	3,363,000

TOTAL CONSUMER STAPLES		17,413,200

ENERGY‐3.1%
	Oil & Gas Exploration & Production‐0.9%
100,000	Carrizo Oil & Gas, Inc.(1)	2,958,000

Oil & Gas Refining & Marketing‐2.2%
62,000	Marathon Petroleum Corp.	3,214,080
60,000	Valero Energy Corp.	4,242,600
		7,456,680
TOTAL ENERGY		10,414,680

FINANCIALS‐13.3%
Asset Management & Custody Banks‐2.7%
265,000	Invesco, Ltd.	8,872,200

Diversified Banks‐2.6%
158,000	Wells Fargo & Co.	8,588,880

	Investment Banking & Brokerage‐1.9%
200,000	Morgan Stanley	6,362,000

Property & Casualty Insurance‐2.6%
75,000	ACE, Ltd.	8,763,750

Regional Banks‐3.5%
150,000	BB&T Corp.	5,671,500
300,000	Fifth Third Bancorp	6,030,000
		11,701,500
TOTAL FINANCIALS		44,288,330

HEALTH CARE‐21.7%
Biotechnology‐7.0%
35,000	Amgen, Inc.	5,681,550
25,000	Baxalta, Inc.	975,750
80,000	Celgene Corp.(1)	9,580,800
18,000	Gilead Sciences, Inc.	1,821,420
10,000	Regeneron Pharmaceuticals, Inc.(1)	5,428,700
		23,488,220
Health Care Distributors‐2.3%
43,000	Cardinal Health, Inc.	3,838,610
20,000	McKesson Corp.	3,944,600
		7,783,210
Health Care Technology‐0.6%
32,000	Cerner Corp.(1)	1,925,440

Life Sciences Tools & Services‐0.7%
35,000	Quintiles Transnational Holdings, Inc.(1)	2,403,100

Managed Health Care‐3.9%
55,000	Aetna, Inc.	5,946,600
60,000	UnitedHealth Group, Inc.	7,058,400
		13,005,000
Pharmaceuticals‐7.2%
100,000	Abbott Laboratories	4,491,000
100,000	Johnson & Johnson	10,272,000
85,000	Merck & Co., Inc.	4,489,700

18	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Growth Fund

Shares/Principal Amount		Value
Pharmaceuticals‐7.2%
100,000	Zoetis, Inc., Class A	$4,792,000
		24,044,700
TOTAL HEALTH CARE		72,649,670

INDUSTRIALS‐13.1%
Aerospace & Defense‐5.6%
75,000	Boeing Co.	10,844,250
75,000	Honeywell International, Inc.	7,767,750
		18,612,000
Air Freight & Logistics‐1.4%
30,000	FedEx Corp.	4,469,700

Airlines‐2.3%
112,500	Southwest Airlines Co.	4,844,250
50,000	United Continental Holdings, Inc.(1)	2,865,000
		7,709,250
	Electrical Components & Equipment‐0.1%
10,000	Sensata Technologies Holding N.V.(1)	460,600

Industrial Conglomerates‐2.8%
296,500	General Electric Co.	9,235,975

Railroads‐0.9%
40,000	Union Pacific Corp.	3,128,000

TOTAL INDUSTRIALS		43,615,525

INFORMATION TECHNOLOGY‐24.0%
Application Software‐0.8%
60,000	Mobileye N.V.(1)	2,536,800

Communications Equipment‐1.3%
10,000	F5 Networks, Inc.(1)	969,600
70,000	QUALCOMM, Inc.	3,498,950
		4,468,550
Computer Hardware‐2.6%
84,000	Apple, Inc.	8,841,840

Computer Storage & Peripherals‐2.1%
125,000	EMC Corp.	3,210,000
50,000	SanDisk Corp.	3,799,500
		7,009,500
	Data Processing & Outsourced Services‐2.4%
82,500	MasterCard, Inc., Class A	8,032,200

Electronic Components‐0.5%
30,000	Amphenol Corp., Class A	1,566,900

Internet Software & Services‐3.7%
6,000	Alphabet, Inc., Class A(1)	4,668,060
6,016	Alphabet, Inc., Class C(1)	4,565,422
10,368	Equinix, Inc., REIT	3,135,284
		12,368,766
Semiconductor Equipment‐1.2%
50,000	Applied Materials, Inc.	933,500
40,000	Lam Research Corp.	3,176,800
		4,110,300
Semiconductors‐5.5%
60,000	Avago Technologies, Ltd.	8,709,000
100,000	Broadcom Corp., Class A	5,782,000
49,000	Skyworks Solutions, Inc.	3,764,670
		18,255,670
Systems Software‐3.9%
100,000	Microsoft Corp.	5,548,000
200,000	Oracle Corp.	7,306,000
		12,854,000
TOTAL INFORMATION TECHNOLOGY		80,044,526

MATERIALS‐1.8%
Aluminum‐0.5%
165,000	Alcoa, Inc.	1,628,550

Diversified Chemicals‐0.6%
20,000	PPG Industries, Inc.	1,976,400

	Fertilizers & Agricultural Chemicals‐0.7%
57,500	CF Industries Holdings, Inc.	2,346,575

TOTAL MATERIALS		5,951,525

TOTAL COMMON STOCKS (Cost $204,975,403)		327,603,177

EXCHANGE TRADED FUNDS‐1.3%
100,000	SPDR® S&P® Retail ETF	4,324,000

TOTAL EXCHANGE TRADED FUNDS (Cost $4,666,190)		4,324,000

SHORT TERM INVESTMENTS‐0.5%
Mutual Funds‐0.5%
1,555,105	Federated U.S. Treasury Cash Reserve Fund 7‐Day Yield 0.000% (at net asset value)	1,555,105

TOTAL SHORT TERM INVESTMENTS (Cost $1,555,105)		1,555,105

TOTAL INVESTMENTS‐99.9% (Cost $211,196,698)		333,482,282
OTHER ASSETS AND LIABILITIES‐NET(2)‐0.1%		246,609
NET ASSETS‐100.0%		$333,728,891

Annual Report | December 31, 2015	19

Portfolio of Investments

WesMark Growth Fund	December 31, 2015

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2015.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
ETF	-	Exchange Traded Fund
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REIT	-	Real Estate Investment Trust.
S&P	-	Standard & Poor's.
SPDR	-	Standard & Poor's Depository Receipts.

See Notes to Financial Statements which are an integral part of the Financial Statements.

20	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2015 (Unaudited)	WesMark Balanced Fund

At December 31, 2015, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	55.7%
EXCHANGE‐TRADED FUNDS	1.3%
PREFERRED STOCKS	1.0%
EQUITY PORTFOLIO SUB‐TOTAL	58.0%
CORPORATE BONDS	14.8%
U.S. GOVERNMENT AGENCY SECURITIES	8.0%
TAXABLE MUNICIPAL BONDS	6.5%
U.S. GOVERNMENT AGENCY‐MORTGAGE BACKED SECURITIES	5.0%
U.S. GOVERNMENT AGENCY‐COLLATERALIZED MORTGAGE OBLIGATIONS	4.5%
FIXED INCOME PORTFOLIO SUB‐TOTAL	38.8%
SHORT‐TERM INVESTMENTS(2)	2.9%
OTHER ASSETS AND LIABILITIES ‐ NET(3)	0.3%
TOTAL PORTFOLIO	100.0%

At December 31, 2015, the Fund's  Sector Composition(4) was as follows:

Sector Composition of Common Stocks and Sector ETFs	Percentage of Common Stocks and Sector ETFs
Financials	10.0%
Information Technology	8.2%
Consumer Staples	7.5%
Industrials	6.3%
Consumer Discretionary	6.3%
Energy	4.8%
Health Care	3.9%
Materials	3.9%
Utilities	3.1%
Telecommunication Services	1.7%
Other (sector ETFs)	1.3%
Preferred Stocks	1.0%
Equity Portfolio Sub‐Total	58.0%
U.S. Government Agencies (Combined)	17.5%
Corporate Bonds	14.8%
Taxable Municipal Bonds	6.5%
Fixed Income Portfolio Sub‐Total	38.8%
Short‐Term Investments (2)	2.9%
Other Assets and Liabilities ‐ Net (3)	0.3%
Total	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund's adviser.

Annual Report | December 31, 2015	21

Portfolio of Investments

WesMark Balanced Fund	December 31, 2015

Shares/Principal Amount		Value
COMMON STOCKS-55.7%
CONSUMER DISCRETIONARY-6.3%
	Auto Parts & Equipment-0.8%
20,000	Johnson Controls, Inc.	$789,800

	Cable & Satellite-0.6%
10,000	Comcast Corp., Class A	564,300

	Department Stores-1.5%
24,000	Macy's, Inc.	839,520
15,000	Nordstrom, Inc.	747,150
		1,586,670
	Home Improvement Retail-1.6%
6,500	Home Depot, Inc.	859,625
10,000	Lowe's Cos., Inc.	760,400
		1,620,025
	Restaurants-1.8%
15,000	McDonald's Corp.	1,772,100

TOTAL CONSUMER DISCRETIONARY		6,332,895

CONSUMER STAPLES-7.5%
	Drugs Retail-1.0%
10,000	CVS Health Corp.	977,700

	Household Products-1.1%
13,500	Procter & Gamble Co.	1,072,035

	Packaged Foods & Meats-2.4%
10,000	General Mills, Inc.	576,600
10,000	JM Smucker Co.	1,233,400
7,500	Nestle SA, Sponsored ADR	558,150
		2,368,150
	Soft Drinks-2.4%
20,000	Coca-Cola Co.	859,200
16,000	PepsiCo, Inc.	1,598,720
		2,457,920
	Tobacco-0.6%
10,000	Altria Group, Inc.	582,100

TOTAL CONSUMER STAPLES		7,457,905

ENERGY-4.8%
	Integrated Oil & Gas-3.5%
19,100	Chevron Corp.	1,718,236
15,000	Exxon Mobil Corp.	1,169,250
9,000	Occidental Petroleum Corp.	608,490
		3,495,976
	Oil & Gas Exploration & Production-0.6%
8,000	Valero Energy Corp.	565,680

	Oil & Gas Refining & Marketing-0.7%
14,000	Marathon Petroleum Corp.	725,760

TOTAL ENERGY		4,787,416

FINANCIALS-10.0%
	Asset Management & Custody Banks-0.8%
30,000	Federated Investors, Inc., Class B	859,500

	Consumer Finance-0.6%
10,500	Discover Financial Services	563,010

	Diversified Banks-1.4%
16,000	US Bancorp	682,720
13,000	Wells Fargo & Co.	706,680
		1,389,400
	Life & Health Insurance-1.3%
16,000	Prudential Financial, Inc.	1,302,560

	Other Diversified Financial Services-1.5%
22,500	JPMorgan Chase & Co.	1,485,675

	Property & Casualty Insurance-1.5%
13,000	ACE, Ltd.	1,519,050

	Regional Banks-2.4%
25,000	BB&T Corp.	945,250
16,000	PNC Financial Services Group, Inc.	1,524,960
		2,470,210
	Retail REITS-0.5%
12,500	National Retail Properties, Inc.	500,625

TOTAL FINANCIALS		10,090,030

HEALTH CARE-3.9%
	Health Care Distributors-0.9%
10,000	Cardinal Health, Inc.	892,700

	Pharmaceuticals-3.0%
12,300	Eli Lilly & Co.	1,036,398
11,000	Johnson & Johnson	1,129,920
17,000	Merck & Co., Inc.	897,940
		3,064,258
TOTAL HEALTH CARE		3,956,958

INDUSTRIALS-6.3%
	Aerospace & Defense-2.2%
7,000	Boeing Co.	1,012,130
6,000	Honeywell International, Inc.	621,420
6,000	United Technologies Corp.	576,420
		2,209,970
	Air Freight & Logistics-0.5%
5,700	United Parcel Service, Inc., Class B	548,511

22	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Balanced Fund

Shares/Principal Amount		Value
	Industrial Conglomerates-0.9%
30,000	General Electric Co.	$934,500

	Industrial Machinery-0.4%
8,000	Eaton Corp. PLC	416,320

	Railroads-2.3%
10,000	Norfolk Southern Corp.	845,900
20,000	Union Pacific Corp.	1,564,000
		2,409,900
TOTAL INDUSTRIALS		6,519,201

INFORMATION TECHNOLOGY-8.2%
	Communications Equipment-0.8%
30,000	Cisco Systems, Inc.	814,650

	Computer Hardware-3.3%
24,500	Apple, Inc.	2,578,870
6,000	International Business Machines Corp.	825,720
		3,404,590
	Semiconductor Equipment-0.5%
27,000	Applied Materials, Inc.	504,090

	Semiconductors-2.8%
19,000	Intel Corp.	654,550
23,850	Microchip Technology, Inc.	1,109,979
20,000	Texas Instruments, Inc.	1,096,200
		2,860,729
	Systems Software-0.8%
14,000	Microsoft Corp.	776,720

TOTAL INFORMATION TECHNOLOGY		8,360,779

MATERIALS-3.9%
	Commodity Chemicals-0.5%
5,500	LyondellBasell Industries N.V., Class A	477,950

	Diversified Chemicals-1.9%
20,000	Dow Chemical Co.	1,029,600
13,000	EI du Pont de Nemours & Co.	865,800
		1,895,400
	Fertilizers & Agricultural Chemicals-0.4%
9,000	CF Industries Holdings, Inc.	367,290

	Paper Products-1.1%
30,000	International Paper Co.	1,131,000

TOTAL MATERIALS		3,871,640

TELECOMMUNICATION SERVICES-1.7%
	Integrated Telecommunication Services-1.7%
25,000	AT&T, Inc.	860,250
20,000	Verizon Communications, Inc.	924,400
		1,784,650
TOTAL TELECOMMUNICATION SERVICES		1,784,650

UTILITIES-3.1%
	Electric Utilities-2.1%
15,000	Duke Energy Corp.	1,070,850
10,000	NextEra Energy, Inc.	1,038,900
		2,109,750
	Multi-Utilities-1.0%
15,000	Dominion Resources, Inc.	1,014,600

TOTAL UTILITIES		3,124,350

TOTAL COMMON STOCKS (Cost $43,419,007)		56,285,824

EXCHANGE TRADED FUNDS-1.3%
18,000	SPDR® Barclays Convertible Securities ETF	779,040
7,800	SPDR® S&P® Dividend ETF	573,846

TOTAL EXCHANGE TRADED FUNDS (Cost $1,413,013)		1,352,886

PREFERRED STOCKS-1.0%
	Regional Banks-0.8%
15,000	BB&T Corp., Series E, 5.625%	391,350
15,000	PNC Financial Services Group, Inc., Series Q, 5.375%	383,250
		774,600
	Specialized REITS-0.2%
10,000	Public Storage, Series S, 5.900%	258,800

TOTAL PREFERRED STOCKS (Cost $918,754)		1,033,400

CORPORATE BONDS-14.8%
	Automobile Manufacturers-0.9%
$1,000,000	Toyota Motor Credit Corp., Sr. Unsecured Notes, 2.250%, 12/7/2027(1)	956,060

	Communications Equipment-1.0%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,006,399

	Computer Hardware-0.6%
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	576,640

Annual Report | December 31, 2015	23

Portfolio of Investments

WesMark Balanced Fund	December 31, 2015

Shares/Principal Amount		Value
	Diversified Chemicals-1.0%
$1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	$959,454

	Health Care Equipment-0.5%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	538,916

	Health Care Services-0.5%
500,000	Express Scripts Holding Co., Company Guaranteed Notes, 3.125%, 5/15/2016	503,387

	Healthcare REITS-0.5%
500,000	Welltower, Inc., Sr. Unsecured Notes, 3.625%, 3/15/2016	502,195

	Industrial Conglomerates-1.2%
1,184,300	General Electric Co., Series B, Jr. Subordinated Notes, 4.100%, Perpetual Maturity(2)	1,182,820

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	834,400

	Investment Banking & Brokerage-0.5%
500,000	Morgan Stanley, Sr. Unsecured Notes, 5.550%, 4/27/2017	524,807

	Life Sciences Tools & Services-0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	488,483

	Networking Products-0.5%
500,000	Juniper Networks, Inc., Sr. Unsecured Notes, 3.100%, 3/15/2016	501,623

	Oil & Gas Exploration & Production-0.4%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	425,786

	Other Diversified Financial Services-2.1%
1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	1,069,752
1,000,000	JPMorgan Chase & Co., Subordinated Notes, 4.125%, 12/15/2026	1,000,383
		2,070,135
	Packaged Foods & Meats-0.5%
500,000	HJ Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	489,825

	Pharmaceuticals-0.5%
500,000	Pfizer, Inc., Sr. Unsecured Notes, 3.400%, 5/15/2024	513,584

	Real Estate-0.7%
750,000	Simon Property Group LP, Sr. Unsecured Notes, 2.750%, 2/1/2023	733,580

	Regional Banks-0.5%
500,000	PNC Bank NA, Subordinated Notes, 2.950%, 1/30/2023	485,549

	Semiconductors-0.5%
500,000	Texas Instruments, Inc., Sr. Unsecured Notes, 1.650%, 8/3/2019	495,374

	Software & Services-1.1%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	389,320
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	762,814
		1,152,134
TOTAL CORPORATE BONDS (Cost $14,840,479)		14,941,151

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-4.5%
	Federal National Mortgage Association-3.7%
641,528	Series 2012-100, Class NA, 2.000%, 11/25/2041	631,036
1,223,140	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	1,291,001
777,041	Series 2013-72, Class HG, 3.000%, 4/25/2033	798,511
986,984	Series 2013-9, Class KB, 2.500%, 12/25/2042	996,021
		3,716,569
	Government National Mortgage Association-0.8%
835,520	Series 2013-88, Class LV, 2.500%, 9/16/2026(2)	842,825

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Balanced Fund

Shares/Principal Amount		Value

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,535,861)		$4,559,394

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-5.0%
	Commercial Mortgage-Backed Securities-2.0%
$1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,533,183
500,000	Series 2012-C3, Class A4, 3.091%, 9/10/2022	502,551
		2,035,734
	Federal Home Loan Mortgage Corp.-1.3%
810,322	Pool G30681, 3.500%, 1/1/2034	847,449
350	Pool E84004, 6.000%, 6/1/2016	351
472,290	Pool G18527, 3.000%, 10/1/2029	487,257
		1,335,057
	Federal National Mortgage Association-1.7%
47,896	Pool 254831, 5.000%, 8/1/2023	52,701
474,988	Pool AM3301, 2.350%, 5/1/2023	469,797
737,442	Pool MA1449, 3.000%, 5/1/2028	757,588
214,878	Pool AE0375, 4.000%, 7/1/2025	227,984
160,044	Pool AD6175, 4.000%, 9/1/2025	169,806
		1,677,876
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES (Cost $5,007,463)		5,048,667

U.S. GOVERNMENT AGENCY SECURITIES-8.0%
	Federal Farm Credit Bank-2.0%
750,000	3.050%, 12/24/2024	750,035
1,300,000	2.940%, 10/27/2025	1,273,126
		2,023,161
	Federal Home Loan Bank-4.8%
1,000,000	1.000%, 5/27/2021(1)	1,000,387
1,350,000	1.000%, 8/27/2020(1)	1,350,670
952,381	2.900%, 9/5/2025	929,809
1,000,000	2.200%, 5/2/2022	1,000,060
450,000	5.250%, 6/10/2022	528,916
		4,809,842
	Federal Home Loan Mortgage Corp.-1.2%
500,000	2.500%, 12/26/2025	480,705
750,000	2.050%, 5/22/2023	728,018
		1,208,723
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (cost $7,988,750)		8,041,726

TAXABLE MUNICIPAL BONDS-6.5%
	Alaska-0.6%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	557,920

	Florida-0.8%
305,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	346,416
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	483,268
		829,684
	Illinois-0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	213,028

	Michigan-0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	288,581

	Ohio-0.7%
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	667,945

	Pennsylvania-1.6%
500,000	Albert Gallatin Area School District, Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	570,120
250,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	257,225
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	537,705
290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	301,652
		1,666,702

Annual Report | December 31, 2015	25

Portfolio of Investments

WesMark Balanced Fund	December 31, 2015

Shares/Principal Amount		Value
	Utah-1.0%
$860,000	Weber Basin Water Conservancy District, Build America Revenue Bonds, Series B, 6.400%, 10/1/2029	$978,224

	Virginia-0.5%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	553,075

	West Virginia-0.2%
250,000	West Virginia University, Refunding and Improvement Revenue Bonds, Series B, 2.419%, 10/1/2020	249,095

	Wisconsin-0.6%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	561,700

TOTAL TAXABLE MUNICIPAL BONDS (Cost $6,167,695)		6,565,954

SHORT TERM INVESTMENTS-2.9%
	Mutual Funds-2.9%
2,894,240	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	2,894,240

TOTAL SHORT TERM INVESTMENTS (Cost $2,894,240)		2,894,240

TOTAL INVESTMENTS-99.7% (Cost $87,185,262)		100,723,242
OTHER ASSETS AND LIABILITIES-NET(3)-0.3%		325,951
NET ASSETS-100.0%		$101,049,193

(1)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2015.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(3)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2015.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
ETF	-	Exchange Traded Fund.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NA	-	National Association.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts.
REMIC	-	Real Estate Mortgage Investment Conduit.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
S&P	-	Standard & Poor's.
SPDR	-	Standard & Poor's Depository Receipts.
Sr.	-	Senior.

See Notes to Financial Statements which are an integral part of the Financial Statements.

26	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2015 (Unaudited)	WesMark Government Bond Fund

At December 31, 2015, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	50.4%
TAXABLE MUNICIPAL BONDS	19.8%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	17.6%
U.S. GOVERNMENT AGENCY SECURITIES	5.2%
U.S. TREASURY BONDS	4.5%
SHORT-TERM INVESTMENTS(2)	2.2%
OTHER ASSETS AND LIABILITIES - NET(3)	0.3%
TOTAL PORTFOLIO	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

Annual Report | December 31, 2015	27

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2015

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-50.4%
	Federal Home Loan Mortgage Corp.-22.4%
$74,966	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	$77,375
721,352	Series 2005-3030, Class FL, 0.731%, 9/15/2035, REMIC(1)	723,836
39,499	Series 2007-3342, Class FT, 0.781%, 7/15/2037, REMIC(1)	39,712
358,075	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	366,644
198,674	Series 2009-3540, Class KF, 1.381%, 11/15/2036, REMIC(1)	204,349
1,539,461	Series 2010-3758, Class FB, 0.831%, 11/15/2040, REMIC(1)	1,546,400
2,687,877	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	2,669,957
2,187,804	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	2,221,425
8,462,614	Series 2012-3984, Class MA, 2.000%, 1/15/2040, REMIC	8,342,745
4,575,959	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	4,520,248
6,173,323	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC(1)	6,051,217
2,592,916	Series 2012-4005, Class PA, 2.000%, 10/15/2041, REMIC	2,594,227
4,608,609	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	4,533,662
3,915,260	Series 2012-4136, Class NA, 1.250%, 11/15/2027, REMIC	3,744,214
4,201,686	Series 2012-4145, Class YC, 1.500%, 12/15/2027, REMIC	4,086,959
3,548,020	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	3,506,825
3,050,523	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	3,127,121
889,928	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	892,658
1,706,084	Series 2014-4368, Class BE, 2.500%, 5/15/2031, REMIC	1,730,394
984,109	Series 2015-4472, Class MA, 3.000%, 5/15/2045, REMIC	1,000,392
2,987,865	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	2,970,626
1,211,375	Series 2011-3919, Class CE, 2.750%, 10/15/2040, REMIC	1,195,280
1,698,477	Series 2013-4208, Class KA, 1.500%, 5/15/2028, REMIC(1)	1,644,201
		57,790,467
	Federal National Mortgage Association-26.2%
1,911,628	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	1,980,422
2,650,554	Series 2005-13, Class FQ, 0.822%, 3/25/2035, REMIC(1)	2,659,744
1,076,690	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	1,052,905
1,686,686	Series 2011-45, Class TE, 3.000%, 3/25/2025, REMIC	1,719,636
3,619,237	Series 2012-103, Class CE, 2.000%, 6/25/2039, REMIC(1)	3,565,944
3,442,434	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	3,279,216
3,752,801	Series 2012-153, Class KB, 1.750%, 1/25/2042, REMIC	3,587,885
3,430,618	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	3,379,898
2,937,539	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	2,936,323
2,299,680	Series 2012-31, Class NP, 2.000%, 4/25/2041, REMIC	2,254,746
2,670,541	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	2,725,615
3,040,400	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	3,005,649
3,836,363	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	3,969,664
3,763,977	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	3,713,065
3,484,907	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	3,573,478
3,689,502	Series 2013-9, Class MB, 2.000%, 2/25/2033, REMIC	3,622,572
1,166,849	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	1,231,588
855,586	Series 2012-116, Class PC, 2.000%, 10/25/2042, REMIC	839,124
2,782,218	Series 2013-23, Class CB, 2.000%, 3/25/2033, REMIC	2,737,164
733,239	Series 2013-42, Class PD, 1.250%, 5/25/2043, REMIC	687,632
3,498,446	Series 2013-74, Class DG, 3.500%, 3/25/2028, REMIC	3,670,901
3,371,947	Series 2013-74, Class HA, 3.000%, 10/25/2037, REMIC	3,448,605
3,780,435	Series 2013-92, Class A, 3.500%, 12/25/2038, REMIC	3,936,843
1,566,306	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC(1)	1,591,985
1,582,181	Series 2014-64, Class EB, 2.000%, 4/25/2032, REMIC	1,577,838
888,542	Series 2015-35, Class BH, 1.500%, 6/25/2045, REMIC	867,854
		67,616,296

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Government National Mortgage Association-1.8%
$1,473,152	Series 2011-11, Class PC, 2.000%, 4/20/2040	$1,467,593
892,833	Series 2012-48, Class MA, 2.500%, 4/16/2042	905,204
2,521,996	Series 2013-38, Class KA, 1.250%, 2/20/2042	2,352,437
		4,725,234
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $131,823,500)		130,131,997

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-17.6%
	Federal Home Loan Mortgage Corp.-2.4%
1,593,830	Pool J16706, 3.000%, 9/1/2021	1,646,182
2,179,361	Pool T45079, 2.500%, 5/1/2030	2,183,146
605,398	Pool C91349, 4.500%, 12/1/2030	657,376
1,466,032	Pool C91361, 4.000%, 3/1/2031	1,567,148
		6,053,852
	Federal National Mortgage Association-14.5%
629,374	Pool MA0921, 3.000%, 12/1/2021	649,498
2,221,531	Pool MA0957, 3.000%, 1/1/2022	2,292,588
569,412	Pool 972080, 5.000%, 2/1/2023	613,899
1,290,334	Pool AM2737, 1.660%, 3/1/2023	1,272,447
1,710,344	Pool AT2054, 2.500%, 4/1/2028	1,716,971
5,467,480	Pool MA0641, 4.000%, 2/1/2031	5,850,630
3,021,767	Pool MA0667, 4.000%, 3/1/2031	3,233,430
2,319,371	Pool MA0695, 4.000%, 4/1/2031	2,481,611
1,451,444	Pool MA0756, 4.000%, 6/1/2031	1,553,417
3,911,464	Pool MA0818, 4.000%, 8/1/2031	4,185,311
3,895,078	Pool MA1459, 3.000%, 6/1/2033	3,999,047
4,346,619	Pool AL5169, 4.000%, 4/1/2034	4,684,676
381,525	Pool AI7929, 4.000%, 8/1/2041	403,813
2,030,489	Pool 890560, 2.500%, 9/1/2028	2,063,467
2,446,523	Pool MA1820, 2.500%, 1/1/2029	2,448,424
		37,449,229
	Government National Mortgage Association-0.7%
706,419	Pool 589693, 4.500%, 7/15/2029	766,822
991,912	Pool G24828, 4.500%, 10/20/2040	1,040,859
		1,807,681
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES (Cost $44,476,420)		45,310,762

U.S. GOVERNMENT AGENCY SECURITIES-5.2%
	Federal Agricultural Mortgage Corp.-1.2%
3,000,000	5.125%, 4/19/2017(2)	3,153,750
	Federal Farm Credit Bank-2.1%
5,000,000	2.100%, 12/5/2022	5,000,280
450,000	2.400%, 2/13/2023	440,944
		5,441,224
	Federal Home Loan Bank-0.8%
1,000,000	2.770%, 4/4/2025	984,673
1,100,000	2.500%, 4/17/2028(3)	1,055,744
		2,040,417
	Federal Home Loan Mortgage Corp.-1.1%
3,000,000	2.080%, 5/22/2023	2,938,743

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (cost $13,426,688)		13,574,134

U.S. TREASURY BONDS-4.5%
	U.S. Treasury Bonds-4.5%
8,000,000	7.625%, 2/15/2025	11,571,912

TOTAL U.S. TREASURY BONDS (cost $11,916,453)		11,571,912

TAXABLE MUNICIPAL BONDS-19.8%
	Alabama-0.2%
500,000	University of Alabama, Build America General Obligation Direct Payment Bonds, Series B, 4.900%, 10/1/2026	539,865

	Alaska-0.4%
880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	972,110

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,130,870

	California-0.3%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	633,460

	Colorado-0.9%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,114,570

Annual Report | December 31, 2015	29

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2015

Shares/Principal Amount		Value
$1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	$1,150,500
		2,265,070
	Connecticut-0.5%
1,000,000	State of Connecticut, Qualified School Construction General Obligation Bonds, Series B, 5.295%, 10/1/2029	1,140,330

	Florida-0.4%
1,000,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	1,135,790

	Illinois-1.4%
794,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	851,319
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	463,372
1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	1,112,070
	Will Grundy Counties Community College District No. 525, Build America General Obligation Bonds:
145,000	6.100%, 1/1/2023	159,665
1,000,000	6.650%, 1/1/2026	1,105,320
		3,691,746
	Indiana-1.0%
550,000	Eastern Howard Third Millennium School Building Corp. Revenue Bonds, 2.550%, 1/15/2022	542,421
	Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds:
770,000	3.100%, 1/15/2023	769,561
700,000	3.150%, 7/15/2023	699,020
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	503,798
		2,514,800
	Kansas-0.6%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	481,266
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	205,756
380,000	5.500%, 9/1/2023	390,910
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	336,699
		1,414,631
	Kentucky-1.3%
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,591,262
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	323,286
315,000	5.250%, 12/1/2025	338,008
1,120,000	Kentucky Asset Liability Commission, Revenue Bonds, 2.998%, 4/1/2023	1,127,090
		3,379,646
	Michigan-0.7%
570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	619,733
345,000	County of St. Clair, Michigan, General Obligation Limited Bonds, 2.450%, 4/1/2021	341,326
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	916,360
		1,877,419
	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	534,120

	Mississippi-0.1%
215,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	233,481

	Missouri-1.6%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,823,342

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark Government Bond Fund

Shares/Principal Amount		Value
$2,000,000	St. Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	$2,404,660
		4,228,002
	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	254,406

	New Mexico-0.2%
515,000	Rio Rancho, New Mexico, Gross Receipts Tax Revenue Bonds, 2.220%, 6/1/2020	507,450

	New York-0.5%
500,000	City of New York NY, Build America Bonds, Series F, 5.237%, 12/1/2021	569,065
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	668,505
		1,237,570
	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,057,960

	Ohio-3.4%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,375,900
285,000	City of Columbus Ohio, General Obligation Unlimited Bonds, 4.000%, 2/15/2028	313,255
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,029,070
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	571,600
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	566,995
1,085,000	Jackson City, Ohio, School District General Obligation Unlimited Bonds, 3.000%, 12/1/2024	1,063,582
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	193,194
260,000	5.500%, 12/1/2022	283,275
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,062,000
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	629,619
800,000	Ohio State University, Higher Educational Facility Commission Revenue Bonds, 2.459%, 11/1/2021	786,328
900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	981,540
		8,856,358
	Oregon-0.3%
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	874,635

	Pennsylvania-1.5%
1,000,000	City of Reading, Pennsylvania, General Obligation Unlimited Bonds, 5.480%, 11/15/2026	1,033,220
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,100,770
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	976,230
300,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	308,670
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	558,310
		3,977,200
	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	1,011,543

Annual Report | December 31, 2015	31

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2015

Shares/Principal Amount		Value
	Texas-2.0%
$500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	$568,160
1,000,000	City of Houston, Utility System Revenue Bonds, Series A, 3.428%, 5/15/2023	1,060,690
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,118,800
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,361,754
		5,109,404
	Utah-0.7%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	556,840
1,000,000	Weber Basin Water Conservancy District, Build America Revenue Bonds, Series B, 6.400%, 10/1/2029	1,137,470
		1,694,310
	West Virginia-0.3%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	198,506
345,000	Series D, 5.000%, 6/1/2028	339,825
250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	245,300
		783,631
TOTAL TAXABLE MUNICIPAL BONDS (Cost $48,629,713)		51,055,807

SHORT TERM INVESTMENTS-2.2%
	Mutual Funds-2.2%
5,558,997	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	5,558,997

TOTAL SHORT TERM INVESTMENTS (Cost $5,558,997)		5,558,997

TOTAL INVESTMENTS-99.7% (Cost $255,831,771)		257,203,609
OTHER ASSETS AND LIABILITIES-NET(4)-0.3%		893,727
NET ASSETS-100.0%		$258,097,336

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(2)
Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $3,153,750 or 1.2% of net assets.

(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2015.
(4)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2015.

The following acronyms are used throughout this portfolio:

REMIC	-	Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements which are an integral part of the Financial Statements.

32	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2015 (Unaudited)	WesMark West Virginia Municipal Bond Fund

At December 31, 2015, the Fund’s Portfolio Composition(1) was as follows:

Industry	Percentage of Total Net Assets
MUNICIPAL BONDS	98.7%
SHORT-TERM INVESTMENTS(2)	0.7%
OTHER ASSETS AND LIABILITES - NET(3)	0.6%
TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	1.4%
1-3 Years	4.3%
3-5 Years	6.0%
5-10 Years	51.0%
10 Years or Greater	36.0%
Short-Term Investments(2)	0.7%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL	100.0%

S&P® Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
AAA	13.9%
AA	47.7%
A	9.8%
BBB	0.8%
Not rated by S&P	26.5%
Short-Term Investments(2)	0.7%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
Aaa	6.8%
Aa	28.5%
A	22.2%
Baa	1.2%
Not rated by Moody's	40.0%
Short-Term Investments(2)	0.7%
Other Assets and Liabilities - Net (3)	0.6%
TOTAL	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)
These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2015	33

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2015

Shares/Principal Amount		Value
MUNICIPAL BONDS-98.7%
	Alabama-0.9%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$1,032,449

	Arizona-0.5%
500,000	City of Phoenix, Arizona, Civic Improvement Corp., Water System Revenue Bonds, 5.000%, 7/1/2025	587,795

	Florida-0.6%
615,000	State of Florida, Board of Public Education General Obligation Unlimited Bonds, 5.000%, 6/1/2027	713,775

	Maryland-1.0%
1,000,000	State of Maryland, General Obligation Unlimited Bonds, Series B, 5.000%, 8/1/2026	1,204,290

	North Carolina-0.5%
500,000	State of North Carolina, General Obligation Unlimited Bonds, Series A, 5.000%, 5/1/2029	571,340

	Ohio-1.1%
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,330,406

	Pennsylvania-0.7%
305,000	City of Altoona, Pennsylvania, General Obligation Unlimited Bonds, 4.250%, 9/1/2025	305,543
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	558,310
		863,853
	Texas-1.5%
200,000	City of Arlington, Texas, Water & Wastewater System Revenue Bonds, Series A, 3.000%, 6/1/2027	207,226
500,000	City of Irving, Texas, General Obligation Limited Bonds, 5.000%, 9/15/2026	586,670
	Montgomery County, Texas, Municipal Utility District No. 83 General Obligation Unlimited Bonds:
435,000	3.375%, 9/1/2025	436,401
475,000	3.500%, 9/1/2027	474,083
		1,704,380
	West Virginia-91.9%
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,251,771
400,000	4.000%, 5/1/2024	437,800
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project):
300,000	3.000%, 12/1/2029	302,586
880,000	4.125%, 12/1/2030	884,277
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
200,000	Series B, 2.400%, 12/1/2022	202,932
100,000	Series B, 2.600%, 12/1/2023	102,096
100,000	Series B, 2.800%, 12/1/2024	102,529
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
500,000	Series A, 2.200%, 12/1/2022	499,360
370,000	Series C, 3.000%, 12/1/2029	379,909
345,000	Series D, 3.000%, 12/1/2024	365,765
585,000	Series D, 3.000%, 12/1/2025	617,883
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
1,045,000	Series A, 3.500%, 10/1/2023	1,081,136
1,100,000	Series A, 3.650%, 10/1/2024	1,138,544
700,000	Series A, 4.650%, 3/1/2037	713,363
285,000	Series C, 3.500%, 10/1/2025	294,274
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	628,711
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,224,079
1,100,000	3.000%, 6/1/2026	1,152,404
965,000	3.000%, 6/1/2027	992,126

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
$195,000	3.600%, 6/1/2024	$207,808
205,000	3.750%, 6/1/2025	218,833
215,000	3.850%, 6/1/2026	229,467
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
405,000	Series A, 3.500%, 12/1/2030	426,408
135,000	Series E, 3.000%, 6/1/2023	133,142
135,000	Series E, 3.300%, 6/1/2025	134,025
125,000	Series E, 3.400%, 6/1/2026	124,023
	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds:
190,000	Series A, 2.750%, 12/1/2018	190,701
195,000	Series A, 2.750%, 12/1/2019	195,043
895,000	Series A, 4.400%, 8/1/2025	909,785
245,000	Series A, 3.500%, 12/1/2026	243,239
250,000	Series A, 3.600%, 12/1/2027	247,605
265,000	Series A, 3.700%, 12/1/2028	262,310
	City of Clarksburg, West Virginia, Water Revenue Bonds:
400,000	Series A, 2.100%, 9/1/2018	399,276
600,000	Series A, 2.200%, 9/1/2019	600,834
160,000	Series E, 3.000%, 6/1/2018	162,601
170,000	Series E, 3.000%, 6/1/2020	171,889
180,000	Series E, 3.000%, 6/1/2022	178,546
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	524,836
515,000	2.750%, 7/1/2023	518,929
500,000	4.000%, 7/1/2024	534,905
605,000	3.000%, 7/1/2025	611,806
575,000	3.100%, 7/1/2026	581,452
1,000,000	3.150%, 7/1/2027	1,010,220
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	306,540
300,000	3.000%, 11/1/2028	302,079
	City of Kingwood, West Virginia, Sewer System Revenue Bonds:
55,000	3.500%, 10/1/2016	55,036
230,000	4.000%, 10/1/2020	230,154
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	252,330
490,000	Series A, 3.500%, 9/1/2027, (AGM)	495,488
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	238,709
600,000	Series B, 4.000%, 12/1/2027	637,566
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	540,200
535,000	Series A, 3.000%, 6/1/2029	544,255
555,000	Series A, 3.000%, 6/1/2030	559,035
	Fairmont State University, West Virginia, Revenue Bonds:
725,000	Series A, 5.000%, 6/1/2022	835,446
1,400,000	Series B, 3.000%, 6/1/2024	1,416,030
1,000,000	Series B, 3.100%, 6/1/2025	1,010,920
250,000	Hampshire County Building Commission Lease Revenue Bonds, Series A, 3.500%, 1/1/2020	256,423
	Hardy County, West Virginia, Board of Education:
1,285,000	2.250%, 6/1/2024	1,303,427
1,000,000	2.450%, 6/1/2026	1,012,450
610,000	2.625%, 6/1/2028	612,678
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
150,000	Series A, 3.000%, 6/1/2020	151,078
135,000	Series A, 3.250%, 6/1/2023	135,555
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021, (NATL-RE)	1,242,034
1,000,000	5.000%, 5/1/2022, (NATL-RE)	1,056,640
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
300,000	Series A, 4.000%, 2/1/2022	328,329
250,000	Series A, 4.000%, 2/1/2023	271,347
450,000	Series A, 3.000%, 2/1/2025	461,511
750,000	Series A, 3.125%, 2/1/2026	770,018
500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016, (AGM)	511,150
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,808,794

Annual Report | December 31, 2015	35

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2015

Shares/Principal Amount		Value
$600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	$639,006
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,722,269
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,219,521
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	704,392
1,220,000	3.000%, 6/1/2023	1,300,081
795,000	3.000%, 6/1/2026	832,325
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
724,000	Series A, 5.375%, 7/1/2018, (AMBAC)	762,430
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,391,470
2,505,000	Series C, 5.375%, 7/1/2021	2,806,577
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	680,197
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,904,945
	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile):
500,000	5.000%, 6/1/2022	578,945
1,000,000	4.000%, 6/1/2023	1,095,480
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,332,646
755,000	Series B, 3.500%, 11/1/2026	787,103
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	922,466
860,000	4.750%, 6/1/2022	862,210
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,815,726
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,796,633
315,000	Series A, 3.375%, 6/1/2029	318,418
365,000	Series B, 3.375%, 10/1/2023	385,560
390,000	Series B, 3.500%, 10/1/2024	411,778
415,000	Series B, 3.625%, 10/1/2025	438,427
435,000	Series B, 3.750%, 10/1/2026	458,873
545,000	Series C, 3.000%, 6/1/2023	572,724
310,000	Series C, 3.500%, 6/1/2030	314,718
515,000	Series D, 5.000%, 6/1/2025	618,453
600,000	Series D, 3.250%, 6/1/2028	611,706
330,000	Series D, 3.375%, 6/1/2029	334,920
355,000	Series D, 3.500%, 6/1/2030	360,403
	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project):
500,000	3.000%, 12/15/2019	522,530
2,050,000	2.500%, 12/15/2022	2,075,605
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	571,739
305,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 6/15/2028	345,364
1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	1,072,250
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,706,610
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	250,637
405,000	Series A, 4.000%, 4/1/2020	442,560
300,000	Series A, 4.250%, 4/1/2023	312,210
485,000	Series A, 5.000%, 4/1/2026	549,500
40,000	Series B, 5.000%, 4/1/2016	40,132
360,000	Series B, 3.200%, 4/1/2024	376,581
375,000	Series B, 3.375%, 4/1/2025	394,714

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2015	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$385,000	Series B, 3.500%, 4/1/2026	$405,724
400,000	Series B, 3.600%, 4/1/2027	421,936
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,071,156
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 5.375%, 6/1/2028, (AGM)	1,109,350
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026, (AMBAC)	304,206
	West Virginia Housing Development Fund Revenue Bonds:
600,000	Series A, 1.600%, 11/1/2017	606,582
325,000	Series A, 3.600%, 5/1/2022	343,707
1,340,000	Series A, 3.200%, 11/1/2023	1,380,348
910,000	Series A, 3.800%, 11/1/2024	954,508
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	470,966
450,000	4.250%, 7/1/2018	486,054
310,000	5.000%, 7/1/2026	341,096
500,000	Series A, 3.000%, 7/1/2025	518,530
700,000	Series A, 3.125%, 7/1/2026	726,894
200,000	Series B, 3.000%, 7/1/2018	209,646
370,000	Series B, 4.000%, 7/1/2023	405,098
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	613,040
515,000	Series A, 5.000%, 7/1/2026	616,774
535,000	Series A, 5.000%, 7/1/2027	639,502
	West Virginia State University Revenue Bonds:
300,000	Series A, 1.500%, 10/1/2016	299,343
335,000	Series A, 3.000%, 10/1/2020	340,477
340,000	Series A, 2.550%, 10/1/2021	336,230
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	416,993
345,000	Series B, 5.000%, 10/1/2025	403,671
750,000	Series B, 4.125%, 10/1/2031	812,227
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023, (AGM)	1,123,169
500,000	West Virginia Water Development Authority Revenue Bonds, Series A, 5.000%, 11/1/2035, (AGM)	501,375
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	519,268
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	275,845
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,529,073
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	626,350
600,000	Series A-II, 3.250%, 11/1/2025	626,988
1,000,000	Series A-II, 5.000%, 11/1/2025, (NATL-RE FGIC)	1,002,960
900,000	Series A-II, 4.250%, 11/1/2026, (NATL-RE FGIC)	904,104
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,002,610
725,000	Series B-II, 4.000%, 11/1/2025	794,680
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	501,445
1,000,000	Series B-IV, 5.125%, 11/1/2024, (AMBAC)	1,002,950
650,000	Series B-IV, 4.750%, 11/1/2035, (AMBAC)	651,404
1,000,000	West Virginia, General Obligation Unlimited Bonds, Series A, 5.200%, 11/1/2026	1,137,120
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
700,000	Series A, 3.500%, 6/1/2016, (AGM)	708,750
625,000	Series A, 3.000%, 6/1/2018	642,850
875,000	Series A, 3.000%, 6/1/2019	904,216
500,000	Series A, 4.250%, 6/1/2026, (AGM)	507,760
500,000	Series A, 4.750%, 6/1/2036, (AGM)	508,765
		108,881,024
TOTAL MUNICIPAL BONDS (Cost $113,412,103)		116,889,312

Annual Report | December 31, 2015	37

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2015

Shares/Principal Amount	Value
SHORT TERM INVESTMENTS-0.7%
Mutual Funds-0.7%
832,857	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	$832,857

TOTAL SHORT TERM INVESTMENTS (Cost $832,857)	832,857
TOTAL INVESTMENTS-99.4% (Cost $114,244,960)	117,722,169
OTHER ASSETS AND LIABILITIES-NET(1)-0.6%	733,883
NET ASSETS-100.0%	$118,456,052

(1)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2015.

The following acronyms are used throughout this portfolio:

AGM	-	Assured Guaranty Municipal.
AMBAC	-	AMBAC Indemnity Corp.
ARCs	-	Auction Rate Certificates.
FGIC	-	Financial Guaranty Insurance Co.
FSA	-	Financial Security Assurance, Inc.
NATL-RE	-	Third party insurer for municipal debt securities.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Assets and Liabilities

December 31, 2015

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value (cost ‐ see below)	$90,322,707	$333,482,282	$100,723,242	$257,203,609	$117,722,169

RECEIVABLE FOR:
Dividends and interest	52,881	411,549	415,631	1,255,005	957,709
Investments sold	5,738,299	–	–	–	–
Fund shares sold	28,853	55,679	2,725	129,550	6,000
Prepaid expenses	12,758	32,160	10,544	22,596	11,693
Total Assets	96,155,498	333,981,670	101,152,142	258,610,760	118,697,571

LIABILITIES:

PAYABLE FOR:
Investments purchased	3,783,760	–	–	–	–
Fund shares redeemed	62,245	125,021	41,286	94,600	5,588
Income distribution payable	–	–	–	310,288	164,325
Investment advisory fees	11	–	47	47	27
Fund Accounting and Administration fees	9,088	24,377	14,212	31,712	22,893
Audit and Legal fees	17,243	17,184	17,231	17,231	17,231
Shareholder Services fee (Note 5)	20,448	74,278	21,869	54,119	27,513
Transfer Agency fees	4,336	8,578	4,725	3,594	1,919
Registration fees	98	–	430	–	271
Printing and Postage fees	2,283	2,122	2,088	703	704
Trustees' fees and expenses	13	13	13	13	13
Chief compliance officer fees	1,000	1,000	1,000	1,000	1,000
Other accrued liabilities and expenses	243	206	48	117	35
Total Liabilities	3,900,768	252,779	102,949	513,424	241,519
Net Assets	$92,254,730	$333,728,891	$101,049,193	$258,097,336	$118,456,052

NET ASSETS CONSIST OF :

Paid‐in capital	$61,111,839	$213,045,713	$87,454,715	$257,161,252	$114,932,319
Accumulated net investment income	–	16,012	53,060	138,013	–
Accumulated net realized gain (loss) on investments and written options	(1,046,862)	(1,618,418)	3,438	(573,767)	46,524
Net unrealized appreciation on investments and written options	32,189,753	122,285,584	13,537,980	1,371,838	3,477,209
Net Assets	$92,254,730	$333,728,891	$101,049,193	$258,097,336	$118,456,052

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,331,235	18,440,032	8,677,240	25,961,663	11,211,714
Net asset value, offering price & redemption price per share	$12.58	$18.10	$11.65	$9.94	$10.57
Investments, at identified cost	$58,132,954	$211,196,698	$87,185,262	$255,831,771	$114,244,960

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2015	39

Statements of Operations

For the Year Ended December 31, 2015

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$738,517	$5,547,761	$1,633,782	$70	$11
Interest	–	2,950	1,245,300	6,681,282	3,772,411
Total Investment Income	738,517	5,550,711	2,879,082	6,681,352	3,772,422

EXPENSES:

Investment adviser fee (Note 5)	737,588	2,657,342	774,759	1,598,478	720,223
Fund Accounting and Administration fee (Note 5)	79,372	254,558	91,973	222,598	118,290
Custodian fees (Note 5)	21,248	43,205	17,951	33,317	18,814
Transfer agent fees	33,722	58,666	37,000	35,427	26,959
Trustees' fees (Note 8)	20,744	39,020	21,043	32,927	22,317
Auditing fees	17,910	17,910	17,910	17,910	17,910
Chief compliance officer fees	1,000	1,000	1,000	1,000	1,000
Legal fees	10,083	10,070	10,071	10,071	14,017
Shareholder services fee (Note 5)	245,846	885,726	258,246	666,033	300,093
Registration fees	13,983	15,332	13,734	13,857	8,785
Printing and Postage fees	6,489	6,375	6,296	4,887	4,977
Insurance premiums	8,302	30,232	7,797	23,343	10,485
Miscellaneous	3,673	13,303	3,507	10,444	4,397
Total Expenses	1,199,960	4,032,739	1,261,287	2,670,292	1,268,267

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(120,037)
Net Expenses	1,199,960	4,032,739	1,261,287	2,670,292	1,148,230
Net Investment Income (Loss)	(461,443)	1,517,972	1,617,795	4,011,060	2,624,192

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	4,872,999	7,104,294	3,826,231	49,721	145,444
Net realized gain on written options	–	–	101,006	–	–
Long‐term capital gain distributions from other investment companies	–	–	35,995	–	–
Net change in unrealized appreciation (depreciation) of investments	(6,995,083)	(15,008,109)	(7,569,743)	(1,779,200)	(244,233)
Net change in unrealized appreciation (depreciation) of written options	–	–	2,208	–	–
Net realized and unrealized loss on investments	(2,122,084)	(7,903,815)	(3,604,303)	(1,729,479)	(98,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,583,527)	$(6,385,843)	$(1,986,508)	$2,281,581	$2,525,403

*Foreign tax withholding	$1,109	$13,967	$21,341	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(461,443)	$(617,110)	$1,517,972	$1,667,827
Net realized gain on investments	4,872,999	2,276,738	7,104,294	11,078,709
Net change in unrealized appreciation (depreciation) on investments	(6,995,083)	1,245,339	(15,008,109)	23,122,820
Net increase (decrease) in net assets resulting from operations	(2,583,527)	2,904,967	(6,385,843)	35,869,356

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	(1,591,161)	(1,578,541)
From net realized capital gains	(5,808,625)	(2,666,864)	(10,499,288)	(10,924,939)
Decrease in net assets from distributions to shareholders	(5,808,625)	(2,666,864)	(12,090,449)	(12,503,480)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,856,114	10,488,704	21,888,786	20,593,300
Shares issued in reinvestment of distributions	2,471,262	1,176,358	4,527,085	4,843,920
Cost of shares redeemed	(9,997,269)	(7,152,244)	(33,697,867)	(31,097,069)
Net increase (decrease) resulting from beneficial interest transactions	3,330,107	4,512,818	(7,281,996)	(5,659,849)
Net Increase (Decrease) in Net Assets	(5,062,045)	4,750,921	(25,758,288)	17,706,027

NET ASSETS:
Beginning of Year	97,316,775	92,565,854	359,487,179	341,781,152
End of Year*	$92,254,730	$97,316,775	$333,728,891	$359,487,179

*Including accumulated net investment income of:	$–	$–	$16,012	$89,201

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2015	41

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,617,795	$1,500,742	$4,011,060	$4,436,024
Net realized gain on investments	3,826,231	1,237,565	49,721	982,540
Net realized gain on written options	101,006	71,970	–	–
Long‐term capital gain distributions from other investment companies	35,995	15,852	–	–
Net change in unrealized appreciation (depreciation) on investments	(7,569,743)	4,045,204	(1,779,200)	6,385,780
Net change in unrealized appreciation (depreciation) on written options	2,208	(2,208)	–	–
Net increase (decrease) in net assets resulting from operations	(1,986,508)	6,869,125	2,281,581	11,804,344

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,690,448)	(1,445,275)	(4,556,355)	(4,810,617)
From net realized capital gains	(4,831,314)	(999,417)	–	(89,522)
Decrease in net assets from distributions to shareholders	(6,521,762)	(2,444,692)	(4,556,355)	(4,900,139)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	16,236,965	19,013,101	21,589,804	23,777,258
Shares issued in reinvestment of distributions	1,318,917	491,718	770,678	904,615
Cost of shares redeemed	(10,400,444)	(10,198,542)	(33,967,472)	(26,144,201)
Net increase (decrease) resulting from beneficial interest transactions	7,155,438	9,306,277	(11,606,990)	(1,462,328)
Net Increase (Decrease) in Net Assets	(1,352,832)	13,730,710	(13,881,764)	5,441,877

NET ASSETS:
Beginning of Year	102,402,025	88,671,315	271,979,100	266,537,223
End of Year*	$101,049,193	$102,402,025	$258,097,336	$271,979,100

*Including accumulated net investment income of:	$53,060	$93,419	$138,013	$137,787

See Notes to Financial Statements which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,624,192	$2,761,075
Net realized gain on investments	145,444	116,525
Net change in unrealized appreciation (depreciation) on investments	(244,233)	4,650,461
Net increase in net assets resulting from operations	2,525,403	7,528,061

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,608,914)	(2,741,648)
From net realized capital gains	(167,831)	(163,104)
Decrease in net assets from distributions to shareholders	(2,776,745)	(2,904,752)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	9,635,048	13,594,803
Shares issued in reinvestment of distributions	644,862	641,128
Cost of shares redeemed	(12,540,463)	(8,596,545)
Net increase (decrease) resulting from beneficial interest transactions	(2,260,553)	5,639,386
Net Increase (Decrease) in Net Assets	(2,511,895)	10,262,695

NET ASSETS:
Beginning of Year	120,967,947	110,705,252
End of Year*	$118,456,052	$120,967,947

*Including accumulated net investment income of:	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2015	43

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$13.79	$13.75	$10.00	$10.09	$10.82
Income (Loss) from Investment Operations:
Net Investment Loss	(0.06)	(0.09)	(0.09)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)	0.51	4.05	0.48	0.08
Total from Investment Operations	(0.38)	0.42	3.96	0.42	0.01

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.83)	(0.38)	(0.21)	(0.51)	(0.74)
Total Distributions	(0.83)	(0.38)	(0.21)	(0.51)	(0.74)
Net Asset Value, End of Year	$12.58	$13.79	$13.75	$10.00	$10.09

Total Return	(2.87)%	3.08%	39.95%	4.14%	0.07%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.22%	1.24%	1.27%	1.29%
Net Investment Loss	(0.47)%	(0.66)%	(0.74)%	(0.62)%	(0.67)%
Net Assets Value End of Year (000 omitted)	$92,255	$97,317	$92,566	$67,261	$67,543
Portfolio Turnover Rate	45%	16%	15%	71%	89%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$19.12	$17.89	$13.64	$12.55	$13.45
Income (Loss) from Investment Operations:
Net Investment Income	0.09	0.08	0.07	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.45)	1.82	4.66	1.39	(0.89)
Total from Investment Operations	(0.36)	1.90	4.73	1.48	(0.83)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.09)	(0.08)	(0.07)	(0.08)	(0.07)
From Net Realized Gain on Investments	(0.57)	(0.59)	(0.41)	(0.31)	–
Total Distributions	(0.66)	(0.67)	(0.48)	(0.39)	(0.07)
Net Asset Value, End of Year	$18.10	$19.12	$17.89	$13.64	$12.55

Total Return	(1.94)%	10.66%	34.92%	11.75%	(6.13)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.14%	1.14%	1.15%	1.16%	1.17%
Net Investment Income	0.43%	0.47%	0.42%	0.66%	0.52%
Net Assets Value End of Year (000 omitted)	$333,729	$359,487	$341,781	$272,140	$260,667
Portfolio Turnover Rate	21%	16%	19%	83%	95%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2015	45

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$12.67	$12.09	$11.02	$10.56	$10.23
Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.20	0.19	0.21	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.43)	0.70	1.30	0.68	0.33
Total from Investment Operations	(0.24)	0.90	1.49	0.89	0.51

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.19)	(0.20)	(0.20)	(0.18)
From Net Realized Gain on Investments	(0.58)	(0.13)	(0.22)	(0.23)	–
Total Distributions	(0.78)	(0.32)	(0.42)	(0.43)	(0.18)
Net Asset Value, End of Year	$11.65	$12.67	$12.09	$11.02	$10.56

Total Return	(1.94)%	7.50%	13.57%	8.44%	5.08%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.22%	1.25%	1.27%	1.31%
Net Investment Income	1.57%	1.57%	1.60%	1.87%	1.77%
Net Assets Value End of Year (000 omitted)	$101,049	$102,402	$88,671	$71,096	$64,675
Portfolio Turnover Rate	30%	18%	26%	31%	38%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements which are an integral part of the Financial Statements.

46	www.wesmarkfunds.com

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.03	$9.78	$10.34	$10.29	$10.09
Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.16	0.17	0.19	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.27	(0.53)	0.09	0.23
Total from Investment Operations	0.08	0.43	(0.36)	0.28	0.47

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.17)	(0.18)	(0.20)	(0.21)	(0.24)
From Net Realized Gain on Investments	–	0.00 (2)	–	(0.02)	(0.03)
Total Distributions	(0.17)	(0.18)	(0.20)	(0.23)	(0.27)
Net Asset Value, End of Year	$9.94	$10.03	$9.78	$10.34	$10.29

Total Return	0.81%	4.43%	(3.53)%	2.75%	4.71%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.00%	1.00%	1.01%	1.01%	1.02%
Net Investment Income	1.51%	1.64%	1.72%	1.84%	2.31%
Net Assets Value End of Year (000 omitted)	$258,097	$271,979	$266,537	$271,373	$256,466
Portfolio Turnover Rate	13%	17%	26%	56%	69%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2015	47

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.59	$10.16	$10.72	$10.56	$10.15
Income (Loss) from Investment Operations:
Net Investment Income	0.23	0.25	0.27	0.30	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.44	(0.55)	0.18	0.42
Total from Investment Operations	0.22	0.69	(0.28)	0.48	0.75

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.23)	(0.25)	(0.27)	(0.30)	(0.33)
From Net Realized Gain on Investments	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.24)	(0.26)	(0.28)	(0.32)	(0.34)
Net Asset Value, End of Year	$10.57	$10.59	$10.16	$10.72	$10.56

Total Return	2.14%	6.87%	(2.58)%	4.53%	7.52%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.96%	0.96%	0.97%	0.97%	0.99%
Net Investment Income	2.19%	2.38%	2.64%	2.78%	3.24%
Expense Waiver/Reimbursement(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$118,456	$120,968	$110,705	$114,375	$99,118
Portfolio Turnover Rate	15%	15%	15%	17%	15%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2015

1.	ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open–end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non–diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››
Fixed–income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed–income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed–income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

Annual Report | December 31, 2015	49

Notes to Financial Statements

December 31, 2015

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››
Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three–tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three–tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2	—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$85,966,988	$–	$–	$85,966,988
Exchange Traded Funds	2,583,640	–	–	2,583,640
Short Term Investments	1,772,079	–	–	1,772,079
Total	$90,322,707	$–	$–	$90,322,707

Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$327,603,177	$–	$–	$327,603,177
Exchange Traded Funds	4,324,000	–	–	4,324,000
Short Term Investments	1,555,105	–	–	1,555,105
Total	$333,482,282	$–	$–	$333,482,282

50	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2015

Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$56,285,824	$–	$–	$56,285,824
Exchange Traded Funds	1,352,886	–	–	1,352,886
Preferred Stocks	1,033,400	–	–	1,033,400
Corporate Bonds	–	14,941,151	–	14,941,151
U.S. Government Agency - Collateralized Mortgage Obligations	–	4,559,394	–	4,559,394
U.S. Government Agency - Mortgage Backed Securities	–	5,048,667	–	5,048,667
U.S. Government Agency Securities	–	8,041,726	–	8,041,726
Taxable Municipal Bonds	–	6,565,954	–	6,565,954
Short Term Investments	2,894,240	–	–	2,894,240
Total	$61,566,350	$39,156,892	$–	$100,723,242

Government Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$130,131,997	$–	$130,131,997
U.S. Government Agency - Mortgage Backed Securities	–	45,310,762	–	45,310,762
U.S. Government Agency Securities	–	13,574,134	–	13,574,134
U.S. Treasury Bonds	–	11,571,912	–	11,571,912
Taxable Municipal Bonds	–	51,055,807	–	51,055,807
Short Term Investments	5,558,997	–	–	5,558,997
Total	$5,558,997	$251,644,612	$–	$257,203,609

West Virginia Municipal Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$116,889,312	$–	$116,889,312
Short Term Investments	832,857	–	–	832,857
Total	$832,857	$116,889,312	$–	$117,722,169

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2015. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Annual Report | December 31, 2015	51

Notes to Financial Statements

December 31, 2015

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, and West Virginia Municipal Bond Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

52	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2015

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Option contracts (options) - are rights to buy or sell usually a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities.

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››
Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the Reference Instrument; or
››
Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

The WesMark Balanced Fund had the following transactions in written options during the year ended December 31, 2015:

	Written Call Options
	Contracts	Premiums
Outstanding, December 31, 2014	(200)	$(18,592)
Opened	(1,120)	(120,088)
Closed	400	32,998
Exercised	350	34,871
Expired	570	70,811
Outstanding, December 31, 2015	–	$–
Market Value, December 31, 2015		$–

The WesMark Balanced Fund had average written call option contracts volume of 68 during the year ended December 31, 2015.

Annual Report | December 31, 2015	53

Notes to Financial Statements

December 31, 2015

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2015:

Risk Exposure	Statements of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain on written options/ Net change in unrealized appreciation of written options	$101,006	$2,208
Total		$101,006	$2,208

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Small Company Growth Fund
Shares sold	790,106	764,620
Shares issued to shareholders in payment of distributions declared	193,521	85,140
Shares redeemed	(711,777)	(520,182)
Net increase resulting from share transactions	271,850	329,578
Common shares outstanding, end of year	7,331,235	7,059,385

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Growth Fund
Shares sold	1,166,841	1,108,450
Shares issued to shareholders in payment of distributions declared	244,204	254,138
Shares redeemed	(1,774,359)	(1,668,313)
Net decrease resulting from share transactions	(363,314)	(305,725)
Common shares outstanding, end of year	18,440,032	18,803,346

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Balanced Fund
Shares sold	1,319,379	1,529,916
Shares issued to shareholders in payment of distributions declared	109,760	39,602
Shares redeemed	(835,523)	(818,969)
Net increase resulting from share transactions	593,616	750,549
Common shares outstanding, end of year	8,677,240	8,083,624

54	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2015

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Government Bond Fund
Shares sold	2,153,634	2,388,371
Shares issued to shareholders in payment of distributions declared	76,733	90,799
Shares redeemed	(3,385,536)	(2,627,122)
Net decrease resulting from share transactions	(1,155,169)	(147,952)
Common shares outstanding, end of year	25,961,663	27,116,832

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
West Virginia Municipal Bond Fund
Shares sold	913,850	1,294,872
Shares issued to shareholders in payment of distributions declared	61,118	61,088
Shares redeemed	(1,190,359)	(821,434)
Net increase/(decrease) resulting from share transactions	(215,391)	534,526
Common shares outstanding, end of year	11,211,714	11,427,105

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributed to differences in the treatment of net operating loss, paydown adjustments, and treatment of certain other investments. For the Funds’ most recent year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
Fund Name	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Small Company Growth Fund	$(468,385)	$461,443	$6,942
Growth Fund	$–	$–	$–
Balanced Fund	$–	$32,294	$(32,294)
Government Bond Fund	$–	$545,521	$(545,521)
West Virginia Municipal Bond Fund	$–	$(15,278)	$15,278

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $469,039.

Net investment income (loss), net realized gains (losses), and total net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2015:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$33,241,301	$(1,051,548)	$32,189,753	$58,132,954
Growth Fund	$125,038,783	$(2,753,199)	$122,285,584	$211,196,698
Balanced Fund	$14,685,252	$(1,147,272)	$13,537,980	$87,185,262
Government Bond Fund	$4,126,320	$(2,754,482)	$1,371,838	$255,831,771
West Virginia Municipal Bond Fund	$3,633,273	$(117,456)	$3,515,817	$114,206,352

Annual Report | December 31, 2015	55

Notes to Financial Statements

December 31, 2015

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2015 and December 31, 2014 were as follows:

	For Year Ended December 31, 2015
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$5,808,625	$5,808,625
Growth Fund	$–	$1,591,161	$10,499,288	$12,090,449
Balanced Fund	$–	$1,690,448	$4,831,314	$6,521,762
Government Bond Fund	$–	$4,556,355	$–	$4,556,355
West Virginia Municipal Bond Fund	$2,643,811	$14,802	$118,132	$2,776,745

	For Year Ended December 31, 2014
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$2,666,864	$2,666,864
Growth Fund	$–	$1,625,201	$10,878,279	$12,503,480
Balanced Fund	$–	$1,445,275	$999,417	$2,444,692
Government Bond Fund	$–	$4,810,617	$89,522	$4,900,139
West Virginia Municipal Bond Fund	$2,723,728	$21,689	$159,335	$2,904,752

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2015, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed tax-exempt income	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Net unrealized appreciation on investments	Total
Small Company Growth Fund	$–	$–	$(1,046,862)	$32,189,753	$31,142,891
Growth Fund	$–	$16,012	$(1,618,418)	$122,285,584	$120,683,178
Balanced Fund	$–	$53,060	$3,438	$13,537,980	$13,594,478
Government Bond Fund	$–	$138,013	$(573,767)	$1,371,838	$936,084
West Virginia Municipal Bond Fund	$–	$53	$7,863	$3,515,817	$3,523,733

As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The following losses will be carried forward indefinitely to offset future realized gains:

Fund Name	ST	LT
Government Bond Fund	$155,791	$302,414

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

The Funds elect to defer to the period ending December 31, 2016, capital losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund Name	Capital Losses
Small Company Growth Fund	$1,046,862
Growth Fund	$1,618,418
Government Bond Fund	$115,562

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

56	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2015

For the year ended December 31, 2015, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$120,037

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007, and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of their fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$41,268,289	$45,279,876
Growth Fund	67,561,044	83,137,898
Balanced Fund	28,962,337	27,305,839
Government Bond Fund	34,286,001	37,109,668
West Virginia Municipal Bond Fund	22,510,029	17,090,288

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2015 were as follows:

Fund	Purchases	Sales
Growth Fund	$5,000,000	$4,997,000
Balanced Fund	3,650,000	2,063,830
Government Bond Fund	–	9,494,063

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2015, 27% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

Annual Report | December 31, 2015	57

Notes to Financial Statements

December 31, 2015

9. SUBSEQUENT EVENT

At a meeting of the Board of Trustees (the “Board”) of the Trust held on February 23, 2016, the Board, including a majority of the Independent Trustees, approved the Adviser's request to terminate the Adviser's voluntary waiver of a portion of the Investment Adviser Fee for the WesMark West Virginia Municipal Bond Fund effective as of the date of the Fund’s next regularly filed prospectus.

58	www.wesmarkfunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
WesMark Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting WesMark Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 24, 2016

Annual Report | December 31, 2015	59

Shareholder Expense Example

December 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$935.30	$6.00	1.23%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$964.30	$5.64	1.14%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$983.00	$6.15	1.23%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$1,004.70	$5.10	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.11	$5.14	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,022.00	$4.89	0.96%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%

(1)	Expenses are equal to the Funds' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

60	www.wesmarkfunds.com

Board of Trustees and Trust Officers

December 31, 2015 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2015. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 61 TRUSTEE Began serving: September 2004
Principal Occupations: President, Central Catholic High School, Wheeling, WV.

Other Directorships: Special Wish Foundation; Catholic Charities Health Care West Virginia, Inc. (Charity); Welty Corporation; and New City (Property Development).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality); Wheeling Convention and Visitors Bureau (Economic Development), and MPD Corporation (Property Management).

Mark M. Gleason Age: 65 TRUSTEE Began serving: January 2011
Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 69 TRUSTEE Began serving: December 2008	Principal Occupation: Retired. Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
Interested Trustees
Robert E. Kirkbride** Age: 76 CHAIRMAN AND TRUSTEE Began serving: September 2004
Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).

J. Christopher Gardill*** Age: 39 TRUSTEE Began serving August 2015
Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings' Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc. (Non‐Profit).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**
Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

***
Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds' investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2015	61

Board of Trustees and Trust Officers

December 31, 2015 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
David B. Ellwood Age: 59 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013
Principal Occupations: Co‐Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Deborah Ferdon Age: 63 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004
Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services, Registered Principal of WesBanco Securities, Inc.

Steven Kellas Age: 49 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013
Principal Occupations: Co‐Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co‐Portfolio Manager, WesMark Funds 2006‐2013; Vice President, WesBanco Trust and Investment Services.

Scott Love Age: 39 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013
Principal Occupation: Co‐Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 – May 2012.

Todd P. Zerega Age: 41 700 13th Street, N.W. Washington, D.C. 20005- 3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.
Sareena Khwaja-Dixon Age: 35 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: November 2015	Principal Occupation: Vice President, Senior Counsel, ALPS Fund Services, Inc. Previous Positions: Senior Paralegal/Paralegal, Russell Investments, March 2011-July 2015.
Pete Greenly Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012
Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

62	www.wesmarkfunds.com

Additional Information

December 31, 2015 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1‐800‐864‐1013. A report on Form N‐PX of how the Funds voted any such proxies during the most recent 12‐month period ended June 30 is available without charge and upon request by calling the Funds toll‐free at 1‐800‐864‐1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N‐Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐SEC‐0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2015, 99.43% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short‐term capital gain) distributions made by the Funds during the year ended December 31, 2015, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	82.58%

For the year ended December 31, 2015, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099‐DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	86.44%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, and West Virginia Municipal Bond Fund designated $5,808,625, $10,499,288, $4,831,314, and $118,132, respectively as long‐term capital gain dividends.

Annual Report | December 31, 2015	63

Glossary of Terms

December 31, 2015 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid‐2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage‐backed security. Some mortgage‐backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as "pools" themselves. These are the simplest form of mortgage‐backed security.

S&P 600 – An index of small‐cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3‐4% of the total market for equities in the United States.

Investment Ratings:
Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.
	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.
	BBB	Baa
Judged to have speculative elements, but has less near‐term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.
	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC‐debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

64	www.wesmarkfunds.com

WesMark Funds℠

Small Company Growth Fund » Cusip 951025501

Growth Fund » Cusip 951025204

Balanced Fund » Cusip 951025303

Government Bond Fund » Cusip 951025402

West Virginia Municipal Bond Fund » Cusip 951025105

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.
Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor
WMK000387

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable to the registrant.

(f)(3) The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,000 and $63,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2014 and December 31, 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2014 and December 31, 2015 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $10,000and $10,000, respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f) Not applicable to registrant.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2014 and December 31, 2015 were $25,000 and $25,000, respectively.

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2016

By	/s/Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2016